As filed with the U.S. Securities and Exchange Commission on September 28, 2020.

1933 Act File No. 333-141345

1940 Act File No. 811-22037

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 39	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 41	[X]

(Check appropriate box or boxes)

Stone Harbor Investment Funds

(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 548-1022

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and Address of Agent for Service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)

[X] on September 30, 2020 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This Prospectus explains what you should know about each Fund listed above (collectively, the “Funds”) of Stone Harbor Investment Funds (the “Trust”) before you invest. Please read it carefully.

Contents

Fund Summaries:
Stone Harbor Emerging Markets Debt Fund	1
Stone Harbor High Yield Bond Fund	4
Stone Harbor Local Markets Fund	7
Stone Harbor Emerging Markets Corporate Debt Fund	10
Stone Harbor Investment Grade Fund	13
Stone Harbor Strategic Income Fund	16
Stone Harbor Emerging Markets Debt Allocation Fund	20
Stone Harbor Emerging Markets Debt Blend Fund	24
Additional Information About the Funds	27
Management	36
Buying, Exchanging and Redeeming Shares	39
Share Transactions	41
Dividends and Distributions	43
Taxes	44
Financial Highlights	46
Privacy Policy	Appendix A

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This Prospectus explains what you should know about each series listed above (each, a “Fund” and collectively, the “Funds”) of Stone Harbor Investment Funds (the “Trust”) before you invest. Please read it carefully.

As of the date of this Prospectus, the Distributor Class shares of the Funds are not offered for sale in any states or jurisdictions, including to residents of Montana, Oklahoma, Nebraska and New Hampshire. Distributor Class shares of the Funds may not be offered or sold in any state or jurisdiction unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence.

Stone Harbor Emerging Markets Debt Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses(2)	0.72%	0.97%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.75% and 1.00% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$74	$230	$401	$894
Distributor Class Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices). Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, credit linked notes and credit default swaps. The Fund may use derivatives to a significant extent.

The Adviser has broad discretion to identify and invest in countries that it considers to be emerging securities markets. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. Emerging Markets Fixed Income Securities may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities and derivatives related to these types of securities. The Fund seeks capital appreciation through country selection, sector selection and security selection.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

www.shiplp.com	1

Stone Harbor Emerging Markets Debt Fund

The Fund is “non-diversified,” which means that it can invest a higher percentage of its assets in any one issuer or in a smaller number of issuers than a diversified fund.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.”

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Non-Diversification Risk – Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer or small number of issuers. This may increase the Fund’s volatility and have a greater impact on Fund performance.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

2	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Emerging Markets Debt Fund

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended September 30, 2010	9.52%
Worst Quarter – Ended June 30, 2013	-6.62%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -3.42%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	15.20%	5.87%	5.97%
Return After Taxes on Distributions	12.62%	3.18%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	8.94%	3.26%	3.53%
JPMorgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	6.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in August 2007.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in August 2007.

David A. Oliver, Portfolio Manager of the Adviser, has co-managed the Fund since September 2008.

Kumaran Damodaran, PhD, Portfolio Manager of the Adviser, has co-managed the Fund since September 2015.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since September 2012.

Stuart Sclater-Booth, Portfolio Manager of the Adviser, has co-managed the Fund since September 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Emerging Markets Debt Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.shiplp.com	3

Stone Harbor High Yield Bond Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	0.88%	1.13%
Fee Waiver and Expense Reimbursement(2)	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver(2)(3)	0.66%	0.91%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.65% and 0.90% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

(3)	Includes borrowing costs, which are not covered under the Fund’s expense limitation agreement.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$67	$259	$466	$1,064
Distributor Class Shares	$93	$337	$601	$1,354

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by the Adviser). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. The Fund may invest in High Yield Debt Securities of any credit rating (including unrated securities). The Fund’s investments may include, among other things, asset-backed securities, depositary receipts, mortgage-related securities (including transferable private issuer mortgage-backed securities), non-publicly traded securities, payment-in-kind bonds, securities issued by supranational organizations, structured notes, convertible securities, inflation-protected and other index-linked securities, interest-only securities, step-up securities and zero coupon bonds. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, credit linked notes and credit default swaps. The Fund may use derivatives to a significant extent. The Fund seeks capital appreciation through industry selection, sector selection and security selection.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

4	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor High Yield Bond Fund

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 3 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●

Loans and Similar Indebtedness Risk – Investments in loans, including loan participations and assignments, are subject to interest rate risk, market risk, credit risk, illiquidity risk and risks associated with possible impairments or devaluation of collateral.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●

Mortgage-Backed and Other Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities includes interest rate risk, extension risk, prepayment risk, market risk and credit risk.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2019	7.38%
Worst Quarter – Ended September 30, 2011	-6.92%

www.shiplp.com	5

Stone Harbor High Yield Bond Fund

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -3.99%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	13.34%	4.52%	6.17%
Return After Taxes on Distributions	10.82%	1.99%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	7.85%	2.28%	3.55%
ICE BofAML US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	14.41%	6.14%	7.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in August 2007.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since December 2018.

Dan Berkery, CFA, Portfolio Manager of the Adviser, has co-managed the Fund since September 2010.

Matthew Kearns, CFA, Portfolio Manager of the Adviser, has co-managed the Fund since December 2018

Catherine Nolan, Portfolio Manager of the Adviser, has co-managed the Fund since September 2012.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since December 2018.

Hunter Schwarz, Portfolio Manager of the Adviser, has co-managed the Fund since December 2018.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor High Yield Bond Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax- advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Local Markets Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses(2)	0.96%	1.21%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$98	$306	$531	$1,178
Distributor Class Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, including credit default swaps, and credit linked notes. The Fund may use derivatives to a significant extent.

The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. Emerging Markets Investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions and derivatives related to these types of investments. The Fund seeks capital appreciation through country selection, sector selection, security selection and currency selection.

www.shiplp.com	7

Stone Harbor Local Markets Fund

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

The Fund is “non-diversified,” which means that it can invest a higher percentage of its assets in any one issuer or in a smaller number of issuers than a diversified fund.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.”

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund will normally invest a significant portion of its assets in investments denominated in Emerging Markets Currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Non-Diversification Risk – Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer or small number of issuers. This may increase the Fund’s volatility and have a greater impact on Fund performance.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●

Loans and Similar Indebtedness Risk – Investments in loans, including loan participations and assignments, are subject to interest rate risk, market risk, credit risk, illiquidity risk and risks associated with possible impairments or devaluation of collateral.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared

8	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Local Markets Fund

with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2016	10.47%
Worst Quarter – Ended June 30, 2018	-12.63%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -7.83%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	Since Inception (6/30/10)
Institutional Class Shares
Return Before Taxes	13.08%	1.68%	0.80%
Return After Taxes on Distributions	13.03%	1.46%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	1.19%	0.37%
JPMorgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	13.47%	2.78%	2.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in June 2010.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in June 2010.

David A. Oliver, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in June 2010.

Kumaran Damodaran, PhD, Portfolio Manager of the Adviser, has co-managed the Fund since September 2015.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since September 2012.

Stuart Sclater-Booth, Portfolio Manager of the Adviser, has co-managed the Fund since September 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Local Markets Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.shiplp.com	9

Stone Harbor Emerging Markets Corporate Debt Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	1.10%	1.10%
Total Annual Fund Operating Expenses	1.95%	2.20%
Fee Waiver and Expense Reimbursement(2)	-0.94%	-0.94%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)(3)	1.01%	1.26%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

(3)	Includes borrowing costs, which are not covered under the Fund’s expense limitation agreement.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$103	$521	$965	$2,199
Distributor Class Shares	$128	$598	$1,094	$2,460

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments. For example, the Fund may utilize futures or other derivatives whose return is based on specific Emerging Markets Corporate Debt Investments or indices of such investments. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, credit linked notes and credit default swaps. The Fund may use derivatives to a significant extent. The Fund may also invest in sovereign debt securities. The Fund’s investments may be denominated in non-U.S. currencies or in the U.S. dollar.

The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The Fund’s investments may include, among other things, corporate debt securities, sovereign debt securities, structured notes, convertible securities, securities issued by supranational organizations, fixed and floating rate commercial loans, loan participations and assignments, private placements, Rule 144A securities, non-U.S.

10	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Emerging Markets Corporate Debt Fund

currencies, forward currency contracts and other foreign currency transactions and derivatives related to the types of investments listed herein. The Fund seeks capital appreciation through country selection, issuer selection, industry selection, security selection and currency selection.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” Such securities may include those that are in default with respect to the payment of principal or interest.

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●

Loans and Similar Indebtedness Risk – Investments in loans, including loan participations and assignments, are subject to interest rate risk, market risk, credit risk, illiquidity risk and risks associated with possible impairments or devaluation of collateral.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Stone Harbor Emerging Markets Corporate Debt Fund

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2012	8.11%
Worst Quarter – Ended June 30, 2013	-5.30%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -4.11%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Year	Since Inception (6/1/11)
Institutional Class Shares
Return Before Taxes	13.93%	5.60%	4.05%
Return After Taxes on Distributions	11.72%	3.46%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.19%	3.31%	2.12%
JPMorgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes)	13.09%	5.93%	5.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in June 2011.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in June 2011.

David A. Oliver, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in June 2011.

Kumaran Damodaran, PhD, Portfolio Manager of the Adviser, has co-managed the Fund since September 2015.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since September 2012.

Stuart Sclater-Booth, Portfolio Manager of the Adviser, has co-managed the Fund since September 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Emerging Markets Corporate Debt Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

12	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Grade Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.35%	0.35%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	1.62%	1.62%
Total Annual Fund Operating Expenses	1.97%	2.22%
Fee Waiver and Expense Reimbursement(2)	-1.46%	-1.46%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)(3)	0.51%	0.76%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.50% and 0.75% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

(3)	Includes borrowing costs, which are not covered under the Fund’s expense limitation agreement.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$52	$476	$927	$2,178
Distributor Class Shares	$78	$553	$1,056	$2,440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., S&P Global Inc., Fitch Ratings Limited, DBRS or other qualified ratings agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The types of fixed income securities in which the Fund may invest include, but are not limited to, government securities; corporate debt securities; mortgage-backed or asset-backed securities issued or guaranteed by various governmental and non-governmental entities; secured and unsecured senior and subordinated loans and loan participations, including mortgages; Rule 144A securities; municipal securities; debentures, notes (including structured notes and promissory notes), and derivatives related to these types of securities. The Fund may invest all or a substantial portion of its assets in securities issued by non-U.S. entities, including emerging market countries. The Fund’s investments may be issued by any U.S. or non-U.S. public- or private-sector entity, and may be denominated in any currency, U.S. or non-U.S. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index.

Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, including credit default swaps, and credit linked notes. The Fund may use derivatives to a significant extent. The Fund may invest in fixed income securities and derivative instruments rated below

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Stone Harbor Investment Grade Fund

investment grade (or, if unrated, of comparable quality as determined by the Adviser). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds”. The Fund may also invest in preferred securities.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●	Government Issued or Guaranteed Securities Risk – Bonds issued or guaranteed by a government are subject to inflation risk, market risk and default risk.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●

Mortgage-Backed and Other Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities includes interest rate risk, extension risk, prepayment risk, market risk and credit risk.

●

Loans and Similar Indebtedness Risk – Investments in loans, including loan participations and assignments, are subject to interest rate risk, market risk, credit risk, illiquidity risk and risks associated with possible impairments or devaluation of collateral.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared

14	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Grade Fund

with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2019	3.43%
Worst Quarter – Ended December 31, 2016	-2.72%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was 4.47%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	Since Inception (12/18/13)
Institutional Class Shares
Return Before Taxes	9.01%	2.78%	3.26%
Return After Taxes on Distributions	7.92%	1.79%	2.27%
Return After Taxes on Distributions and Sale of Fund Shares	5.32%	1.69%	2.07%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in December 2013.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since December 2018.

David Torchia, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

Roger Lavan, CFA, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

David Scott, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Investment Grade Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Stone Harbor Strategic Income Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	0.57%	0.57%
Acquired Fund Fees and Expenses(2)	0.62%	0.62%
Total Annual Fund Operating Expenses	1.74%	1.99%
Fee Waiver and Expense Reimbursement(3)	-1.04%	-1.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.70%	0.95%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(3)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, inclusive of Acquired Fund Fees and Expenses of Stone Harbor-advised funds, but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.70% and 0.95% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$72	$446	$846	$1,965
Distributor Class Shares	$97	$524	$976	$2,233

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The underlying funds listed above are described elsewhere in this Prospectus. The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions. References in this Prospectus to the Fund may refer to actions undertaken by the Fund or by an underlying fund.

The types of fixed income securities in which the Fund may invest include, but are not limited to, government securities; corporate debt securities; mortgage-backed or asset-backed securities issued or guaranteed by various governmental and non-governmental entities; secured and unsecured senior and subordinated loans and loan participations, including mortgages; Rule 144A securities; municipal securities; debentures, notes (including structured notes and promissory notes), and derivatives related to these types of securities. At any given time, the Fund may be entirely or significantly invested in a particular type of fixed income security or underlying fund.

16	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Strategic Income Fund

The Fund may invest in fixed income securities and derivative instruments rated below investment grade (or, if unrated, of comparable quality as determined by the Adviser). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. The Fund may also invest in preferred securities.

The Fund may invest all or a substantial portion of its assets in securities issued by non-U.S. entities. The Fund’s investments may be issued by any U.S. or non-U.S. public- or private-sector entity. The Fund may invest a significant portion of its assets in investments that are economically tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans, such as loans issued by corporations or other business organizations. An investment is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. All or a significant portion of the Fund’s investments may be denominated in non-U.S. currencies. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index.

The Fund may invest in derivatives and other instruments for hedging purposes or to otherwise gain or reduce long or short exposure to securities, markets or currencies. Although the Fund and the underlying funds are not limited in the types of derivatives that may be used, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, including credit default swaps, and credit linked notes. The Fund may use derivatives to a significant extent.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities. Such securities may include those that are in default with respect to the payment of principal or interest.

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. The Fund may be subject to these risks directly and indirectly through investments in underlying funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated and reallocated among the underlying funds and the Fund’s direct investments. The Adviser may make less than optimal or poor decisions in favoring certain underlying funds and direct investments.

●

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds will not perform as expected. Because the Fund may bear some or all of the fees and expenses of the underlying funds in which it invests, an increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses may increase the Fund’s total expenses.

●	Government Issued or Guaranteed Securities Risk – Bonds issued or guaranteed by a government are subject to inflation risk, market risk and default risk.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●

Mortgage-Backed and Other Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities includes interest rate risk, extension risk, prepayment risk, market risk and credit risk.

●

Loans and Similar Indebtedness Risk – Investments in loans, including loan participations and assignments, are subject to interest rate risk, market risk, credit risk, liquidity risk and risks associated with possible impairments or devaluation of collateral.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●	Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or

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Stone Harbor Strategic Income Fund

economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2019	5.12%
Worst Quarter – Ended September 30, 2015	-2.95%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -3.37%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	Since Inception (12/18/13)
Institutional Class Shares
Return Before Taxes	9.45%	3.60%	3.66%
Return After Taxes on Distributions	8.12%	1.94%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	2.02%	2.05%
Bloomberg Barclays Global Credit Index (Hedged USD) (reflects no deduction for fees, expenses or taxes)	12.08%	4.75%	5.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Because Distributor Class shares were not outstanding during the periods shown, performance for that class is not shown.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

18	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Strategic Income Fund

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in December 2013.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in December 2013.

David Torchia, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

Roger Lavan, CFA, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

David Scott, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in December 2013.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Strategic Income Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.shiplp.com	19

Stone Harbor Emerging Markets Debt Allocation Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses	0.52%	0.52%
Acquired Fund Fees and Expenses(2)	0.82%	0.82%
Total Annual Fund Operating Expenses	2.04%	2.29%
Fee Waiver and Expense Reimbursement(3)	-1.19%	-1.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.10%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)

The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(3)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, inclusive of Acquired Fund Fees and Expenses of Stone Harbor-advised funds, but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.85% and 1.10% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$87	$524	$988	$2,274
Distributor Class Shares	$112	$601	$1,117	$2,533

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will normally invest, either directly or through the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments may be denominated in the U.S. Dollar or the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”). Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). The Fund may use derivatives to a significant extent.

The Fund may invest all or a significant portion of its assets in the Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund expects that under normal circumstances approximately 50% of the Fund’s assets will be invested in the Stone Harbor Emerging Markets Debt Fund and

20	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Emerging Markets Debt Allocation Fund

approximately 50% of the Fund’s assets will be invested in the Stone Harbor Local Markets Fund. The Fund is not required to invest in the underlying funds. The allocations in the underlying funds listed above may vary from time to time depending on market conditions and there may be times the Fund is not invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and other instruments and transactions. References in this Prospectus to the Fund may refer to actions undertaken or investments held by the Fund or by an underlying fund. The underlying funds listed above are described elsewhere in this Prospectus.

The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Adviser generally considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions and derivatives related to these types of investments. The Fund seeks capital appreciation through country selection, sector selection, security selection and currency selection.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market conditions.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.”

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. The Fund may be subject to these risks directly and indirectly through investments in underlying funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund will invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

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Stone Harbor Emerging Markets Debt Allocation Fund

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Fund of Funds Risk – As an investor in the underlying Funds, the Fund is subject to the risks associated with a direct investment in the underlying Funds, and bears its share of the fees and expenses of those Funds. Because the Fund may bear some or all of the fees and expenses of the underlying funds in which it invests, an increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses may increase the Fund’s total expenses.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated and reallocated among the underlying funds and the Fund’s direct investments. The Adviser may make less than optimal or poor decisions in favoring certain underlying funds and direct investments.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The table shows how the Fund’s performance for the periods indicated compared with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Share Class Annual Returns

(for calendar years ended 12/31)

Best Quarter – Ended March 31, 2016	8.75%
Worst Quarter – Ended June 30, 2018	-9.43%

The Fund’s Institutional Class calendar year-to-date return as of June 30, 2020 was -5.22%.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Year	Since Inception (10/20/14)
Institutional Class Shares
Return Before Taxes	13.86%	3.59%	2.30%
Return After Taxes on Distributions	12.64%	2.17%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.20%	2.09%	1.05%
JPMorgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	5.67%
JPMorgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	13.47%	2.78%	1.19%
Blend Index (50% JPMorgan EMBI Global Diversified Index/50% JPMorgan GBI-EM Global Diversified Index) (reflects no deduction for fees, expenses or taxes)	14.31%	4.57%	3.48%

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in October 2014.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since its inception in October 2014.

David A. Oliver, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in October 2014.

Kumaran Damodaran, PhD, Portfolio Manager of the Adviser, has co-managed the Fund since September 2015.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since its inception in October 2014.

Stuart Sclater-Booth, Portfolio Manager of the Adviser, has co-managed the Fund since September 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Emerging Markets Debt Allocation Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

22	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Emerging Markets Debt Allocation Fund

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.shiplp.com	23

Stone Harbor Emerging Markets Debt Blend Fund

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (load) on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)

	Institutional Class Shares	Distributor Class Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fee	None	0.25%(1)
Other Expenses(2)	0.27%	0.27%
Acquired Fund Fees and Expenses(2)(3)	0.83%	0.83%
Total Annual Fund Operating Expenses	1.80%	2.05%
Fee Waiver and Expense Reimbursement(4)	-0.95%	-0.95%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.85%	1.10%

(1)

Pursuant to a Distribution and Services (12b-1) Plan for Distributor Class shares, the Fund may pay 12b-1 fees at an annual rate of up to 0.50% of the average daily net asset value of Distributor Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.

(2)	Estimated for the current fiscal year.

(3)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds).

(4)

Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), has agreed to limit the amount of the Fund’s total annual fund operating expenses, inclusive of Acquired Fund Fees and Expenses of Stone Harbor-advised funds, but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses, to 0.85% and 1.10% of the Fund’s average daily net assets for Institutional Class shares and Distributor Class shares, respectively. This agreement is in effect through September 30, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. The Adviser will be permitted to recover, on a class-by-class basis, fees and expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. The Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
Institutional Class Shares	$87	$472
Distributor Class Shares	$112	$549

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced investment operations as of the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will normally invest, either directly or through the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments, including Emerging Markets Corporate Debt Investments. “Emerging Markets Investments” include fixed income securities, loans and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments are Emerging Markets Investments issued by corporations or other business organizations. Emerging Markets Investments and Emerging Markets Corporate Debt Investments may be denominated in the U.S. Dollar or the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”). Emerging Markets Investments and Emerging Markets Corporate Debt Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). The Fund may use derivatives to a significant extent.

The Fund may invest all or a significant portion of its assets in the Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (together, the “underlying funds”). The Fund expects that under normal circumstances

24	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Emerging Markets Debt Blend Fund

approximately 50% of the Fund’s assets will be invested in the Stone Harbor Local Markets Fund, approximately 40% of the Fund’s assets will be invested in the Stone Harbor Emerging Markets Debt Fund and approximately 10% of the Fund’s assets will be invested in the Stone Harbor Emerging Markets Corporate Debt Fund. The Fund is not required to invest in the underlying funds. The allocations in the underlying funds listed above may vary from time to time depending on market conditions and there may be times the Fund is not invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and other instruments and transactions. References in this Prospectus to the Fund may refer to actions undertaken or investments held by the Fund or by an underlying fund. The underlying funds listed above are described elsewhere in this Prospectus.

The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Adviser generally considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, fixed and floating rate commercial loans, loan participations and assignments, private placements, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions and derivatives related to these types of investments. The Fund seeks capital appreciation through country selection, sector selection, security selection, issuer selection and currency selection.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market conditions.

The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis.

Credit Quality. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” Such securities may include those that are in default with respect to the payment of principal or interest.

Maturity and Duration. The Adviser normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. The Fund may be subject to these risks directly and indirectly through investments in underlying funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●

Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates. Because the Fund will invest a portion of its assets in investments denominated in non-U.S. currencies or whose return is linked to those currencies, it is especially susceptible to this risk.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise.

●

Derivatives Risk – The value of the Fund’s derivative investments may fall because of pricing difficulties or due to general market conditions. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For centrally-cleared derivatives, such as cleared swaps, futures and many options, the primary credit risk is the creditworthiness of the Fund’s clearing broker and the central clearinghouse. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. Changes in regulation relating to the Fund’s use of derivatives and related instruments may impact the Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if the Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant.

●

Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

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Stone Harbor Emerging Markets Debt Blend Fund

●

Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●

High Yield Securities Risk – High yield securities and securities of similar quality (whether or not rated), because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, present added risks compared to investing in other types of securities.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Fund of Funds Risk – As an investor in the underlying Funds, the Fund is subject to the risks associated with a direct investment in the underlying Funds, and bears its share of the fees and expenses of those Funds. Because the Fund may bear some or all of the fees and expenses of the underlying funds in which it invests, an increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses may increase the Fund’s total expenses.

●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●

Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated and reallocated among the underlying funds and the Fund’s direct investments. The Adviser may make less than optimal or poor decisions in favoring certain underlying funds and direct investments.

PERFORMANCE INFORMATION

The Fund has not yet commenced investment operations as of the date of this Prospectus; therefore, the Fund currently has no investment performance information to report.

MANAGEMENT OF THE FUND

Investment Adviser

Stone Harbor Investment Partners LP

Portfolio Managers

Peter J. Wilby, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since inception.

James E. Craige, CFA, Co-Chief Investment Officer of the Adviser, has co-managed the Fund since inception.

David A. Oliver, Portfolio Manager of the Adviser, has co-managed the Fund since inception.

Kumaran Damodaran, PhD, Portfolio Manager of the Adviser, has co-managed the Fund since inception.

William Perry, Portfolio Manager of the Adviser, has co-managed the Fund since inception.

Stuart Sclater-Booth, Portfolio Manager of the Adviser, has co-managed the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Stone Harbor Investment Funds - Stone Harbor Emerging Markets Debt Blend Fund, P.O. Box 13043, Denver, CO 80201, or by telephone by calling 1-866-699-8125. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Redemptions of Distributor Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Distributor Class shares is $1,000,000. The minimum for subsequent investments is $250,000.

Minimum investment amounts may be changed or waived from time to time.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged plan or arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such a plan or arrangement, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Additional Information About the Funds

Each Fund’s investment objective and its principal investment strategies and risks are described under “Fund Summaries.” The Strategic Income Fund may invest all or a significant portion of its assets in Investment Grade Fund, High Yield Bond Fund, Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund; the Emerging Markets Debt Allocation Fund may invest all or a significant portion of its assets in the Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund; and the Emerging Markets Debt Blend Fund may invest all or a significant portion of its assets in the Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund, all of which are advised by the Adviser. A Fund may also invest in other funds sponsored or advised by the Adviser (together with the funds listed above, the “underlying funds”). A Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. References below to a Fund may refer to actions undertaken or investments held by a Fund or an underlying fund.

This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds may use, as well as the principal risks that may affect a Fund’s portfolio. In seeking to achieve their investment objectives, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (the “SAI”), which is available without charge upon request (see back cover). All investments carry a certain amount of risk and the Funds cannot guarantee that they will achieve their investment objectives.

HOW THE ADVISER SELECTS THE FUNDS’ INVESTMENTS

Emerging Markets Debt Fund

The Adviser uses a “top-down” approach and allocates the Fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the Adviser may consider:

●	Currency, inflation and interest rates and trends;
●	Growth rate forecasts;
●	Liquidity of a country’s debt markets;
●	Fiscal policies;
●	Political outlook; and
●	Tax environment.

The Adviser then selects those individual investments that the Adviser believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

High Yield Bond Fund

Individual security selection is driven by the Adviser’s economic view, industry outlook and credit analysis. The Adviser then selects those individual investments that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser generally allocates the Fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the Adviser uses fundamental analysis and may consider, among other things, the following factors:

●	The strength of the issuer’s financial resources and sensitivity to economic conditions and trends;
●	The issuer’s operating history; and
●	The experience and track record of the issuer’s management.

Local Markets Fund

The Adviser uses a “top-down” approach and allocates the Fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the Adviser may consider:

●	Currency, inflation and interest rates and trends;
●	Growth rate forecasts;
●	Liquidity of a country’s debt markets;
●	Fiscal policies;
●	Political and economic outlook; and
●	Tax environment.

The Adviser then selects those individual investments that the Adviser believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

Emerging Markets Corporate Debt Fund

In evaluating an issuer’s creditworthiness, the Adviser uses fundamental analysis and may consider, among other things, the following factors:

●	The economic outlook for the country or countries in which the issuer operates;
●	The prospects for the industry or industries in which the issuer operates;
●	The strength of the issuer’s financial resources and sensitivity to economic conditions and trends;
●	The issuer’s operating history; and
●	The experience and track record of the issuer’s management.

Individual security selection is driven by the Adviser’s analysis of the issuer’s credit quality paired with an assessment of valuation. The Adviser selects those individual investments that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser generally allocates the Fund’s investments across a broad range of issuers, industries and countries, which can help to reduce risk.

Investment Grade Fund

Individual security selection is driven by the Adviser’s economic view, industry outlook and credit analysis. The Adviser then selects those individual investments that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented.

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In evaluating an issuer’s creditworthiness, the Adviser uses fundamental analysis and may consider, among other things, the following factors:

●	The strength of the issuer’s financial resources and sensitivity to economic conditions and trends;
●	The issuer’s operating history; and
●	The experience and track record of the issuer’s management.

Strategic Income Fund

In evaluating investment opportunities, the Adviser uses a “top-down” approach to determine a decision-making framework. Fundamental credit analysis, including bottom-up valuations and cross-market analyses, is performed to determine sector allocation, as well as security selection, position sizing and risk management. In allocating among different sectors, the following are some of the factors the Adviser may consider to make tactical investment decisions:

●	The market environment;
●	Risk positioning;
●	Target return expectations;
●	Sources of return; and
●	Favored sectors and portfolio characteristics.

Risk tools and analytics are also used to make investment decisions. The Adviser then selects those individual investments that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. In seeking to achieve its investment objective, the Fund may invest all or a significant portion of its assets in the underlying funds. In addition to investing in the underlying funds, the Fund may invest all or a significant portion of its assets directly in fixed income securities and in other instruments and transactions. The Fund generally will invest in underlying funds, instead of investing directly in fixed income securities and other instruments, when the Adviser determines that such investments offer a cost efficient method for achieving the desired investment exposure, portfolio diversification and other benefits.

Emerging Markets Debt Allocation Fund and
Emerging Markets Debt Blend Fund

For each Fund, the Adviser uses a “top-down” approach and allocates the Fund’s investments among various emerging market countries. In allocating among different countries and evaluating sovereign issuers, the following are some of the factors the Adviser may consider:

●	Currency, inflation and interest rates and trends;
●	Economic outlook and growth rate forecasts;
●	Liquidity of a country’s debt markets;
●	Fiscal policies;
●	Political outlook; and
●	Tax environment.

The Adviser then selects those individual investments that the Adviser believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

When evaluating a corporate issuer’s creditworthiness, the Adviser uses fundamental analysis and may consider, among other things, the following additional factors:

●	The economic outlook for the country or countries in which the issuer operates;
●	The prospects for the industry or industries in which the issuer operates;
●	The strength of the issuer’s financial resources and sensitivity to economic conditions and trends;
●	Fiscal policies;
●	The issuer’s operating history; and
●	The experience and track record of the issuer’s management.

Individual security selection is driven by the Adviser’s analysis of the issuer’s credit quality paired with an assessment of valuation. The Adviser selects those individual investments that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Adviser generally allocates each Fund’s investments across a broad range of issuers, industries and countries, which can help to reduce risk.

MORE ON THE FUNDS’ INVESTMENTS AND RELATED RISKS

References below to investments include those held directly by a Fund and, in the case of Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund, those held indirectly through an investment in an underlying fund.

Market Risk

The value of stocks in a Fund’s portfolio may go up or down, sometimes rapidly or unpredictably, over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, and factors related to a specific issuer, industry or sector. Legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to support financial markets, including maintaining historically low interest rates. The withdrawal of support could negatively affect financial markets. In addition, each Fund is subject to the risk that geopolitical events, such as political, social or financial instability, civil unrest and acts of terrorism, war, and other political developments, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, may negatively affect the Fund’s investment in issuers located in, doing business in, or with assets relating to a market effected by such geopolitical event. Likewise, natural and environmental disasters, widespread disease and virus epidemics such as the recent coronavirus pandemic, and systemic market dislocations may be highly disruptive to economies and markets. These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings.

Coronavirus (COVID-19) Pandemic

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of

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the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

Fixed Income Instruments

Fixed income instruments include, among other types of investments, bonds, notes, bills, debentures, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, convertible securities, loan participations and assignments, instruments issued in private placements, Rule 144A securities, structured notes, securities issued by supranational organizations and sovereign debt securities.

The following describes some of the risks associated with investments in fixed income instruments:

Credit Risk

The issuer or guarantor of a fixed income security may be unable or unwilling to make timely payments of interest or principal. This risk is magnified for lower-rated debt securities, such as high yield securities, and for many emerging market securities. High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are in default may be subject to greater credit risk because of such investments. The Adviser also incorporates relevant environmental, social and governance (“ESG”) factors into its investment analysis. In doing so, the Adviser will seek to monitor, manage and minimize ESG risks, although it may not be successful in this regard and may invest in an issuer notwithstanding such risks.

Duration

Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. As duration increases, volatility increases as applicable interest rates change. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.

Interest Rate Risk

Changes in interest rates will affect the value of a Fund’s fixed income investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Interest rates have been near historical lows and are likely to rise in the near future. Potential future changes in government monetary policy may affect the level of interest rates.

The Funds may maintain an average portfolio duration of any length, and the Funds may invest in securities of any duration and maturity. Securities with higher durations are generally more sensitive to this risk. For example, all other things being equal, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would generally decline by about 5%. If rates decrease by a percentage point, such fund’s share price would generally rise by about 5%.

High Yield Securities Risk

High yield securities, also known as “junk bonds,” are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered below investment grade quality (including for purposes of each of the High Yield Bond Fund’s and Investment Grade Fund’s “80% test”), one of the four rating agencies listed below must have rated the security below one of its top four rating categories (e.g., BBB/Baa or higher) at the time a Fund acquires the security or, if the security is unrated, the Adviser must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund invests in lower-rated securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-rated securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their interest or principal payments or may otherwise be subject to present elements of danger with respect to payments of principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

Credit Ratings

The ratings of Moody’s Investors Services, Inc., S&P Global Inc., Fitch Ratings Limited, DBRS and other qualified ratings agencies represent their opinions as to the quality of various fixed income instruments. It should be emphasized, however, that ratings are only opinions and not absolute standards of quality. The opinions of Stone Harbor and one or more rating agencies may differ materially from each other and from

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actual credit quality. Consequently, fixed income instruments with the same maturity, coupon and rating may have different yields while fixed income instruments of the same maturity and coupon with different ratings may have the same yield. The credit ratings used by Moody’s Investors Services, Inc., S&P Global Inc., Fitch Ratings Limited and DBRS are described in Appendix A to the SAI.

Securities of Non-U.S. Issuers

Investments in securities of non-U.S. entities and securities denominated in non-U.S. currencies involve special risks. Moreover, emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. The following describes some of the risks associated with investments in securities of non-U.S. issuers:

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s investments to decline in terms of U.S. dollars. Additionally, certain of a Fund’s foreign currency-related investments may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Distributions and Taxes” in the SAI. Further, a Fund that invests a portion of its assets in non-U.S. dollar denominated fixed-income securities and/or derivatives that provide exposure to foreign currencies may experience dividend fluctuations due to currency gains or losses. These dividend fluctuations may be significant and in certain circumstances realized currency losses may lead to the elimination of regularly scheduled dividends. Funds that invest directly in, or in securities denominated in, non-U.S. currencies, that receive revenues in non-U.S. currencies, or that make investments that provide exposure to non-U.S. currencies are subject to this risk.

Non-U.S. Securities Risk

Investments in non-U.S. securities (including non-U.S. sovereign issuers) may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Therefore, financial reports may present an incomplete, untimely or misleading picture of a non-U.S. issuer, as compared to the financial reports of U.S. companies. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue investor claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Nationalization, expropriation or confiscatory taxation, currency blockage, the implementation of sanctions, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country. In the past, the European financial markets have experienced significant volatility and several member countries of the Economic and Monetary Union of the European Union (“EU”) have been adversely affected by unemployment, budget deficits and economic downturns. In addition, the decision of the United Kingdom to exit from the EU following the June 2016 vote on the matter (referred to as “Brexit”) may cause uncertainty and thus adversely impact global financial markets. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal and new trade agreements will be conducted, as well as the potential consequences for Brexit. To the extent a Fund’s assets are exposed to investments in issuers in EU member countries, their trading partners, other European countries, or the euro, events affecting the economic health of EU member countries or the integrity of the EU may impact the performance of the Fund. Issues affecting EU countries or the euro may also negatively impact non-EU investments (e.g., emerging market investments, especially those denominated in the euro).

Emerging Markets Risk

Investing in emerging market securities and currencies entails all of the risks of investing in non-U.S. investments described above, but to a heightened degree. Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences.

In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt.

Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. In addition, foreign investors, including a Fund, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A

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Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to that Fund.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in more developed countries, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Custody services in many emerging market countries remain undeveloped and there is a transaction and custody risk of dealing in securities of emerging market countries.

The Funds will be subject to these risks to an even greater extent, to the extent that a Fund invests in issuers exposed to countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations. These countries typically confront severe structural impediments to sustainable development and are highly vulnerable to economic and environmental shocks and have low levels of human assets.

The Funds’ SAI contains a list of countries presently considered to be emerging market countries.

U.S. and Non-U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by its authorities, agencies or instrumentalities. Non-U.S. government securities include securities issued or guaranteed by non-U.S. governments (including political subdivisions) or their authorities, agencies or instrumentalities, or by supra-national agencies. Different kinds of U.S. government securities and non-U.S. government securities have different kinds of government support. Not all government securities are backed by the full faith and credit of the United States or, in the case of non-U.S. government securities, other national governments. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these U.S. government securities, as well as on non-U.S. government securities in which a Fund may invest, so that a Fund is subject to credit risk.

Like other debt securities, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for emerging market securities.

U.S. and Non-U.S. Corporate Debt Securities Risk

Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). A Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, convertible securities, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which a Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Also, a loan originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents

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have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities present certain risks which are, generally, related to the risks of the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed securities also have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of many asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Generally, once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Fund of Funds Risk and Related Considerations

As each of the Strategic Income Fund, the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund may invest all or a significant portion of their assets in the underlying funds, each such Fund is exposed to the risk that the underlying funds will not perform as expected, and each such Fund also is indirectly exposed to all of the risks of a direct investment in the underlying funds.

Because each of Strategic Income Fund, the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund may bear some or all of the fees and expenses of the underlying funds (absent reimbursement of those expenses), each such Fund will incur additional expenses when investing in the underlying funds. Total expenses for such Fund will increase if an underlying fund increases its fees or incurs additional expenses. Because the management fees paid to the Adviser by the underlying funds vary, there will be a conflict of interest in establishing and adjusting the allocations of each of Strategic Income Fund, the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund among the underlying funds between the interests of that Fund and the Adviser’s economic interest.

Allocation Risk

The Adviser’s decisions about the allocation of the assets of each of Strategic Income Fund, the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund among the underlying funds could cause the Funds to underperform other funds with similar investment objectives.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. If a Fund purchases a loan participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market for certain loans and loan participations may make it more difficult for a Fund to assign a value to such instruments for purposes of valuing a Fund’s portfolio and calculating its NAV. In managing the Funds, the Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limit, bank loan investments. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund or other clients. In such circumstances, a Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, the Adviser’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances. If the Adviser comes into possession of Confidential Information, a Fund may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates, even if the Confidential Information was received for the benefit of another client. Loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Derivative Transactions

The Funds may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts and other

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foreign currency transactions and interest rate, currency, total return or credit default swaps. The Funds may engage in these transactions for a variety of reasons, including to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract typically will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies, indices or other reference asset or obligation. Even a small investment in derivative contracts can have a large impact on a Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. When a Fund uses derivatives for hedging purposes, a Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using derivatives, or if a Fund’s use of derivatives does not achieve the intended result for any other reason, including failure of a counterparty to a derivative contract to perform its obligations to the Fund, the Fund could experience losses, which may be significant. A Fund that invests in derivatives is also subject to counterparty risk. The other parties to certain derivative contracts, especially over-the-counter derivatives such as swaps and credit linked notes, present similar types of default and credit risk as issuers of fixed income securities. In addition, derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If a Fund’s counterparty, clearinghouse, or clearing member were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearinghouse, or clearing member on its behalf, or suffer extended delays in recovering that collateral. A Fund’s investments in derivatives are also subject to the risks associated with the underlying reference assets, and derivatives can make a Fund less liquid and harder to value, especially in declining markets.

Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Use of derivatives may affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders. A Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the Adviser might wish to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may impact a Fund’s use of derivatives and certain related instruments, which could prevent the Fund from fully implementing its investment strategy and adversely affect returns.

Credit Default Swaps

Credit default swaps (“CDS”) are a type of derivative instrument. CDS include single-name credit default swaps, which are contracts on individual securities or reference obligations, and CDX, CMBX and other swaps which are contracts on baskets or indices of securities. Like all swap agreements, CDS are subject to liquidity, credit and counterparty risks. When a Fund enters into CDS, it is subject both to the risks associated with the underlying reference securities as well as the risks associated with the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral or that the counterparty will not perform any of its obligations to the Fund. Certain CDS are required to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the CDS market and may not result in CDS being easier to trade or value. A Fund also may not be able to find a clearinghouse willing to accept a CDS for clearing. In a cleared CDS, a central clearing organization will be the counterparty to the transaction, and a Fund will be subject to the risk that the clearinghouse or the clearing member through which the Fund holds the cleared CDS position may be unable to perform its obligations. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require a Fund to deposit larger amounts of margin.

A Fund generally may exit its obligations under CDS prior to the agreed-upon termination date only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting position, which may cause the Fund to incur more losses.

Futures Contracts

The Funds may enter into contracts for the purchase or sale for future delivery of securities, foreign currencies or other assets, or contracts based on financial or other types of indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

The Funds’ use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities. These risks include leverage risk, counterparty risk, risk of mispricing or improper valuation and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Funds to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they may be based.

Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”). Additional cash or assets (“variation margin”) may

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be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In the event of adverse price movements, the Fund would be required to continue to make daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities at an inopportune time in order to meet daily margin requirements. While the Funds intend to utilize futures contracts for which an active market exists, there is no guarantee that a liquid market will exist at the time the Funds plan to purchase or sell a futures contract.

Structured Notes

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a non-U.S. currency, one or more securities or an index of securities, an interest rate or other financial indicators (“reference instruments”). Structured notes for which the reference instrument is a bond or other debt instrument are often called “credit linked notes.” The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from and in addition to the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, illiquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

Municipal Obligations

Municipal obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the U.S. and non-U.S. countries and their political subdivisions, agencies or instrumentalities. In the U.S., the interest received by holders of municipal obligations is typically exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the municipal obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

The obligations of issuers of municipal securities may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. As a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Repurchase Agreements

A Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Advisor. Repurchase agreements maturing in more than seven days may be considered illiquid. Repurchase agreements are fully collateralized by the underlying securities. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds attempt to minimize such risks by effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, as above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to a Fund’s applicable limitation on investments in illiquid securities.

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Regulation S Securities

Regulation S securities are the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.

Securities Lending

The Funds may lend a portion of their portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Additional Investment Activities and Risks” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Floating Rate Securities

Floating and variable rate securities are obligations that possess a floating or variable interest rate adjustment formula. These instruments may include bank loans. The terms of the floating and variable rate securities that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or another appropriate interest rate adjustment index as provided in the respective securities. Some of these securities are payable on a daily basis or on not more than seven days’ notice. Others, such as securities with quarterly or semi-annual interest rate adjustments, may be redeemed on designated days on not more than thirty days’ notice, and still others (such as bank loans) are only payable at maturity.

Leverage Risk

Certain transactions, including, for example, a Fund’s use of derivatives, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain a Fund might realize, and creates the likelihood of greater volatility of the value of a Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund. There is risk of loss in excess of invested capital.

LIBOR Risk

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds’ performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Equity and Equity-Related Securities

Each Fund may invest its assets in common stocks, convertible securities, warrants or other equity or equity-related securities and other instruments. The Funds will generally hold these instruments as a result of buying fixed income securities convertible into equity securities or fixed income securities with an attached equity component. Equity securities provide a Fund with opportunities for appreciation but expose a Fund to the risk of stock market downturns. In addition, because an issuer’s equity securities rank junior in priority to its bond holders and other creditors, equity securities will usually react more strongly than debt to actual or perceived changes in a company’s financial conditions or prospects.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company’s debt obligations, and therefore the obligations to pay dividends and par value are junior to the issuer’s fixed income instruments. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Some preferred stock is convertible into common stock or other securities.

Focused Investments

A Fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on the Fund’s NAV as compared to funds with more diversified or less concentrated portfolios. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance. Each of Emerging Markets Debt Fund and Local Markets Fund is particularly susceptible to this risk because each is “non-diversified.” In addition, each of the Strategic Income Fund, the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund may be indirectly exposed to a particular issuer or a small number of issuers, industries or geographic regions through its investment in one or more underlying funds.

Illiquid Investments

In accordance with Rule 22e-4 under the 1940 Act, the Board of Trustees has appointed the Adviser as the Funds’ liquidity risk management program administrator and has approved a liquidity risk management program to assess and manage the Funds’ liquidity risk. Under the program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The term “illiquid investments” for purposes of the program means investments that the Adviser, on behalf of each Fund, reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. In considering a Fund’s ability to sell or dispose of an investment within seven (7) calendar days without significantly changing the investment’s market value, a Fund considers the portion of the investment that the Fund reasonably anticipates trading. Certain of the Funds’ investments may be exposed to illiquidity risk due to low

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trading volume, lack of a market maker or legal restrictions limiting the ability of a Fund to sell particular securities at an advantageous price and/or time. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater illiquidity risk. In addition, illiquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities. The illiquidity of a Fund’s portfolio may increase when liquidity is most needed, such as during periods of market turmoil or high redemptions.

The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

Cybersecurity and Operational Risk

The Funds and their service providers (including the Adviser) are subject to operational and information security risks, including those resulting from cyber-attacks, other technological issues and natural disasters. While the Funds have established business continuity plans and systems designed to prevent cyber-attacks and avoid operational incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Managed Portfolio Risk

As actively managed portfolios, the value of the Funds’ investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline or the Adviser’s investment techniques could fail to achieve a Fund’s investment objective.

Risks Associated With Smaller Sized Funds

The Funds may invest in securities offered in certain types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Temporary Defensive Investments

Each of the Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Although the Funds do not engage in active and frequent trading of securities as a primary investment strategy, each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in a Fund’s Annual Fund Operating Expenses table above. Such sales may also result in realization of taxable capital gains, including short-term capital gains, which are taxed at ordinary income tax rates when distributed to individual shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Portfolio Holdings

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the SAI.

Investment Limitations

Unless otherwise stated, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Management

Stone Harbor Investment Partners LP (“Stone Harbor” or the “Adviser”), the Funds’ investment adviser, is responsible for making investment decisions for each Fund and providing general business management and administration for each Fund. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor’s principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of May 31, 2020, Stone Harbor managed approximately 17.8 billion in assets. Stone Harbor is 100% employee owned.

Pursuant to management contracts, each Fund pays Stone Harbor a monthly management fee for its services based on such Fund’s average daily net assets. For their last fiscal year, the aggregate management fee paid to Stone Harbor by each of the Emerging Markets Debt Fund, the High Yield Bond Fund, the Local Markets Fund, the Emerging Markets Corporate Debt Fund, the Investment Grade Fund, the Strategic Income Fund and the Emerging Markets Debt Allocation Fund was 0.60%, 0.28%, 0.75%, 0%, 0%, 0% and 0% of such Fund’s average daily net assets, respectively. The Emerging Markets Debt Blend Fund will pay Stone Harbor a fee based on an annual rate of 0.70% of its average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the management contracts for the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund is provided in the Funds’ annual report to shareholders for the fiscal year ended May 31, 2020.

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THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names. Each of the persons listed below has served as the applicable Fund’s portfolio manager since the Fund’s inception, except as noted below. Although the portfolio managers report to Mr. Wilby and Mr. Craige, each portfolio manager shares equal portfolio management responsibility for his or her respective Fund. More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund is included in the SAI.

Fund	Portfolio Manager/Portfolio Management Team Members, Title	Past 5 Years’ Business Experience

Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund

Peter J. Wilby, CFA, Co-Chief Investment Officer

Co-portfolio manager of the Funds; Since December 2018, Co-Chief Investment Officer of Stone Harbor; From April 2006 to December 2018, Chief Investment Officer of Stone Harbor; Prior to April 2006, Chief Investment Officer - North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989.

Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund

James E. Craige, CFA, Co-Chief Investment Officer

Co-portfolio manager of the Funds; Since December 2018, Co-Chief Investment Officer of Stone Harbor ; From April 2006 to December 2018, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.

Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund	David A. Oliver, Portfolio Manager

Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since June 2008, Portfolio Manager of Stone Harbor; Prior to June 2008, Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986.

Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund	Kumaran Damodaran, PhD, Portfolio Manager

Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015. From 2008 to 2012, Executive Vice President and Emerging Markets Portfolio Manager at PIMCO. Prior to PIMCO, Senior Vice President and Trader in Latin American Local Market Rate Derivatives at Lehman Brothers for over five years.

Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund, High Yield Bond Fund	William Perry, Portfolio Manager

Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund, Emerging Markets Debt Blend Fund and High Yield Bond Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan Chase.

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Fund	Portfolio Manager/Portfolio Management Team Members, Title	Past 5 Years’ Business Experience
Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund	Stuart Sclater-Booth, Portfolio Manager

Co-portfolio Manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor Managing Director and head of Emerging Markets Debt strategy for Goldman Sachs from August 2009-2010 and June 2011 to June 2014; Executive Director- Global Head of Emerging Markets Macro Strategy, Executive Director – Emerging Markets Proprietary Trading, Vice President, Head of Trade Strategy for JP Morgan Chase Securities from March 1998-March 2009 and August 2010-June 2011.

High Yield Bond Fund	Dan Berkery, CFA, Portfolio Manager

Co-portfolio manager of High Yield Bond Fund; Since June 2010, Portfolio Manager of Stone Harbor; Prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O’Conner; Joined UBS O’Conner in 2000.

High Yield Bond Fund	Catherine Nolan, Portfolio Manager

Co-portfolio manager of High Yield Bond Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Director, Senior Vice President and Senior High Yield Credit Analyst at Credit Suisse Asset Management/DLJ Asset Management, Associate Director and Senior High Yield Credit Analyst for Bear Sterns Asset Management.

High Yield Bond Fund	Hunter Schwarz, Portfolio Manager

Co-portfolio manager of the High Yield Bond Fund; Since December 2018, Portfolio Manager of Stone Harbor; From April 2006 to December 2018, Credit Analyst at Stone Harbor; Prior to April 2006, Fixed Income Trade Support Analyst for Citigroup Asset Management and prior to that, Associate in the Structured Products Group at Deutsche Bank.

High Yield Bond Fund	Matthew Kearns, CFA, Portfolio Manager

Co-portfolio manager of the High Yield Bond Fund; Since December 2018, Portfolio Manager of Stone Harbor; From April 2006 to December 2018, Credit Analyst at Stone Harbor; Prior to April 2006, Analyst at Citigroup Asset Management.

Investment Grade Fund and Strategic Income Fund	David Torchia, Portfolio Manager

Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1984.

Investment Grade Fund and Strategic Income Fund	Roger Lavan, CFA, Portfolio Manager

Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and senior portfolio manager responsible for U.S. governments, mortgages and asset-backed securities at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1987.

Investment Grade Fund and Strategic Income Fund	David Scott, Portfolio Manager

Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director, Investment Policy Committee member and Head of the Traditional Investment Group responsible for the traditional bond product at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1983.

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Stone Harbor Investment Funds

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

ADDITIONAL INFORMATION

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ Adviser, shareholder service provider, custodian, Transfer Agent and Distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

Buying, Exchanging and Redeeming Shares

CLASSES OF SHARES - INSTITUTIONAL CLASS AND DISTRIBUTOR CLASS SHARES

The Funds offer investors Institutional Class and Distributor Class shares in this Prospectus. Investors may purchase Institutional Class and Distributor Class shares of the Funds at the relevant NAV of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. These shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Distributor Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution (12b-1) fees to these entities for services they provide to Distributor Class shareholders. Distributor Class shares are subject to a higher level of operating expenses than Institutional Class shares due primarily to the 12b-1 fees paid by Distributor Class shares. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Distributor Class shares.

Pension and profit sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of Stone Harbor and its affiliates and to the benefit plans of Stone Harbor and its affiliates.

Distribution and Services (12b-1) Plans for Distributor Class Shares

Each Fund has adopted a Distribution and Services Plan (each a “Plan,” collectively, the “Plans”) for its Distributor Class shares. The Plans were adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

The Plans allow the Funds to use their Distributor Class assets to pay fees in connection with the distribution and marketing of Distributor Class shares and/or the provision of shareholder services to Distributor Class shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Distributor Class shares of the Funds as their funding medium and for related expenses.

The Plans permit a Fund to make total payments at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to its Distributor Class shares. Because these fees are paid out of a Fund’s Distributor Class assets on an ongoing basis, over time they will increase the cost of an investment in Distributor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Other Payments

The Adviser and/or its affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. These payments, which may be significant to intermediaries, create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Investment Minimums

The investment minimum for Institutional Class and Distributor Class Shares of each Fund is $1,000,000. The subsequent investment minimum for Institutional and Distributor Class Shares of each Fund is $250,000.

The Adviser may in its discretion aggregate investments from related accounts in determining whether an investment minimum has been reached. In addition, investment minimums may be waived if the Adviser determines that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would not adversely impact the Fund. The Funds reserve the right to waive or change minimum and additional investment amounts, including for portfolio managers and other employees of the Adviser.

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BUYING SHARES

In order to buy, redeem or exchange shares at that day’s price, you must place your order in proper form with the applicable Fund or the Transfer Agent, or your broker or authorized financial intermediary, before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time) on any day that the Funds’ shares are priced. For more information, see “How Fund Shares are Priced” below and the SAI under “Net Asset Value.” If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Members of the Funds’ selling group (e.g. brokers or authorized financial intermediaries) must transmit all orders to buy, exchange or redeem shares to the Funds’ Transfer Agent before the Transfer Agent’s close of business.

Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund (each, an “Investing Fund”) may purchase shares of underlying funds after 4 p.m. Eastern Time (the “Cut-Off Time”) and receive the current day’s price if the following conditions are met: (i) the Investing Fund received a purchase order in good order prior to the Cut-Off Time on that day; and (ii) the purchase(s) by the Investing Fund of shares of the underlying funds are executed pursuant to an allocation pre-determined by the Adviser prior to that day’s Cut-Off Time.

Institutional Class Shares

Buying Shares by Mail

For initial purchases of each Fund’s shares, complete the appropriate application and send it with your check to the Transfer Agent.

The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third-party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

The Funds do not consider the U.S. Postal Service or any other independent delivery services to be their agents. Therefore, purchase or redemption requests deposited in the mail or with other delivery services, or receipt of such requests at the Stone Harbor Funds’ post office box, does not constitute receipt by the Funds.

Send the completed purchase application along with a check to:

Initial purchases

Stone Harbor Investment Funds (specify Fund)
P.O. Box 13043
Denver, CO 80201

Subsequent purchases

Send checks for subsequent purchases by mail directly to the Transfer Agent.

Be sure to include the Fund name and your account number on checks for subsequent investments.

Buying Shares by Wire

Call the Transfer Agent at 1-866-699-8125 to tell them about your incoming wire transfer. The Transfer Agent will be able to provide wiring instructions as well.

Distributor Class Shares

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

EXCHANGING SHARES

An investor may exchange shares of one Fund into shares of the same class of another Fund. You should contact the Transfer Agent, your broker or authorized financial intermediary, to exchange into other eligible Funds. An exchange is a taxable transaction.

●	You may exchange shares only for shares of another Fund.
●	You must meet the minimum investment amount for each Fund.
●	Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
●	To learn more about the exchange privilege contact the Transfer Agent or consult the SAI.
●	Each Fund has the right to change, revoke or suspend the exchange privilege.

REDEEMING SHARES

Institutional Class Shares

Redemptions by Mail

You may redeem some or all of your shares by sending a written request in proper form to: Stone Harbor Investment Funds (specify Fund), P.O. Box 13043, Denver, CO 80201.

The written request for redemption must be in good order. This means that you have provided the following information:

●	Name of the Fund;
●	Account number;
●	Dollar amount or number of shares being redeemed;
●	Signature of each owner exactly as account is registered; and
●	Other documentation required by the Transfer Agent.

Your request will not be processed without this information. To be in good order, your request must also include a medallion signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a medallion signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public. Generally, a properly completed written request for redemption with any required medallion signature guarantee is all that is required for redemption. In some cases, however, other documents may be necessary. The Funds reserve the right to waive the requirement to obtain a medallion signature guarantee at their discretion.

An Investing Fund may redeem shares of underlying funds after the Cut-Off Time and receive the current day’s price if the following conditions are met: (i) the Investing Fund received a redemption order in good

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Stone Harbor Investment Funds

order prior to the Cut-Off Time on that day; and (ii) the redemption of shares of the underlying funds are executed pursuant to an allocation pre-determined by the Adviser prior to that day’s Cut-Off Time.

Redemptions by Fax

You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should include all information required for redemption by mail and should be properly signed by all owners of the account and faxed to 303-825-2575. If fax redemptions are not available for any reason, you may use the Funds’ redemption by mail procedure described above.

Redemptions by Telephone

You may redeem shares by telephone. The proceeds can be sent by check to your address of record or by wire transfer to a bank account designated in your application. In addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by calling the Transfer Agent at 1-866-699-8125, or by calling your broker or authorized financial intermediary, between 9:00 a.m. and 4:00 p.m. Eastern time on any day the Funds’ shares are priced. If telephone redemptions are not available for any reason, you may use the Funds’ redemption by mail procedure described above.

Your broker or financial intermediary may charge service fees for handling redemption transactions.

Note: Each Fund has the right to suspend telephone transactions.

Distributor Class Shares

Distributor Class shares are held by plan sponsors or other Fund intermediaries who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

Redemption Payments

In all cases, your redemption price is the NAV per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to ten days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

It is anticipated that under normal circumstances a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. These redemption methods may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments. In such case a Fund may be forced to sell its holdings at inopportune times in order to meet redemptions. Each Fund reserves the right to make payment in securities rather than cash, a “redemption in kind”. Redemptions in kind typically are used if a Fund determines that a redemption payment wholly or partly in kind would be in the best interests of the Fund’s remaining shareholders. For example, a Fund may pay a redemption in-kind to meet redemption requests that represent a large percentage of a Fund’s net assets (for example, more than 1% of the Fund’s net assets) in order to limit the tax and/or market impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in kind.

A Fund may also borrow in order to meet redemption requests during both normal and stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Neither the Funds nor their agents are responsible for losses or fees resulting from posting delays or non-receipt of redemption proceeds at your bank when shareholder payment instructions are followed.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for all shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at 1-866-699-8125 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Share Transactions

Small Account Balances/ Mandatory Redemptions

If your account falls below $1,000,000 because of redemptions or transfers of Fund shares, a Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum requirement after 30 days, a Fund may close your account and send you the redemption proceeds. The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Funds do not issue share certificates.

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Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation settlement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by the settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the cancelled purchase.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be more pronounced for the Funds because they invest significantly in emerging markets and high yield securities, which may be less liquid than other securities.

The Board of Trustees of the Funds has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another Stone Harbor Investment Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. The Funds may also refuse purchase and exchange transactions from Fund intermediaries they believe may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if they were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

How Fund Shares are Priced

The price of each Fund’s shares is based on such Fund’s net asset value per share. The Board of Trustees has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Funds to the Administrator or the Adviser. The same set of procedures is used to value the securities of each of the Funds described in this Prospectus. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by a particular Fund.

Each Fund generally values its securities, currencies and other assets based on market prices determined as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the SEC. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non-U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board of Trustees based on the mid-point of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board of Trustees using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third party pricing vendor at the mean between the closing bid and asked prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board of Trustees, which may use, instead of quotes from dealers, a matrix, formula or other method that

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Stone Harbor Investment Funds

takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s NAV. Available cash is generally invested into a money market fund by the Funds’ custodian, and is valued at the latest NAV per share as reported to the Funds’ administrator.

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Funds’ assets may be priced using fair value procedures approved by the Board of Trustees. Because the Funds invest in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before a Fund prices its shares.

The fair value procedures described above may use information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether market quotations are available and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Funds value their securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain, verify and record certain personal information from you (and/or persons acting on your behalf) in order to verify your (and/or such person’s) identity when you open an account, including name, address, date of birth, social security or tax identification number and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

If the Transfer Agent is unable to verify identifying information shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption. The Transfer Agent may share identifying information with third parties for the purpose of verification.

Privacy Policy

The Funds and the Adviser are committed to safeguarding the personal information of the Funds’ customers and consumers. A copy of the Privacy Policy adopted by the Funds is attached to this Prospectus as Appendix A.

Dividends and Distributions

The Funds normally pay dividends and distribute capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions
Emerging Markets Debt Fund	Quarterly	At Least Annually, If Available
High Yield Bond Fund	Quarterly	At Least Annually, If Available
Local Markets Fund	Annually	At Least Annually, If Available
Emerging Markets Corporate Debt Fund	Quarterly	At Least Annually, If Available
Investment Grade Fund	Quarterly	At Least Annually, If Available
Strategic Income Fund	Quarterly	At Least Annually, If Available
Emerging Markets Debt Allocation Fund	Annually	At Least Annually, If Available
Emerging Markets Debt Blend Fund	Annually	At Least Annually, If Available

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Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year.

The Funds may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent after the record date will not be effective until the next distribution or dividend is made.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of the preceding year.

Taxes

Except where noted, the discussion below addresses only certain U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences. For more information, see “Distributions and Taxes” in the SAI.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends each year to qualify and be eligible to be treated as such. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, such Fund will not be subject to U.S. federal income tax on income and capital gains distributed in a timely manner to shareholders. Each Fund also intends to make distributions sufficient to avoid the imposition of the 4% excise tax. A Fund’s intention to qualify for treatment as a regulated investment company may limit its ability to acquire or continue to hold positions that it would otherwise hold or acquire or may require it to engage in transactions in which it would not otherwise engage, resulting in transaction costs; such positions and transactions can also bear on the Fund’s ability to qualify for treatment as a regulated investment company.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any Capital Gain Dividends, and net gain realized on the sale, exchange or redemption of shares of a Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of a Fund. If a dividend or distribution is made shortly after a shareholder purchases shares of a Fund, the dividend or distribution is taxable although it is in effect a return of the purchasing shareholder’s investment. Prospective shareholders other than tax-exempt investors or those holding Fund shares through a tax-advantaged account should consider avoiding buying Fund shares shortly before the Fund makes a distribution.

Sale, Exchange or Redemption of Fund Shares. Any gain resulting from the sale, exchange or redemption of a shareholder’s shares will generally be subject to tax. Shareholder transactions in a Fund’s shares resulting in gains from selling shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities will be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of the securities of foreign corporations, the Fund will be eligible to elect to “pass through” to shareholders foreign income taxes that it pays. If the Fund is eligible to and does so elect, shareholders will be required to include their share of such taxes in gross income as a distribution from the Fund, and generally will be permitted to claim a credit (or, in the case of shareholders who itemize deductions and so choose, a deduction) for such amounts on their U.S. federal income tax returns, subject to certain limitations. If the Fund is not eligible to or does not so elect, shareholders will not be entitled separately to claim a credit or deduction for foreign taxes paid by the Fund; in that case such taxes will reduce a Fund’s taxable income. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Certain of a Fund’s transactions in foreign securities, foreign currencies, or foreign currency derivatives may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase or accelerate the Fund’s recognition of ordinary income

44	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Funds

and may affect the timing or amount of the Fund’s distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of a Fund’s investments, including in certain debt obligations and derivative transactions could affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions, including when it is not advantageous to do so).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount (“original issue discount”). For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income over the term of the debt obligation, even though payment of that amount is not received until a later time, and will be distributed to shareholders as taxable dividends. A Fund may also buy investments in the secondary market which are treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with an original issue discount, its “revised issue price”) over the purchase price of such obligation. Very generally, gain recognized on the disposition of such an investment, and any partial payment of principal on a debt obligation having market discount, is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount in its ordinary income even though the Fund does not receive payment of such amount at that time. See the SAI for further information. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to dispose of other investments in order to satisfy its distribution requirements, potentially increasing the amount of investment income and short-term capital gain distributions (taxed at ordinary income rates when distributed to individual shareholders) and Capital Gain Dividends made to shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories, and a Fund investing in such obligations will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.

Investment by any of Strategic Income Fund, Emerging Markets Debt Allocation Fund or Emerging Markets Debt Blend Fund of all or a significant portion of its assets in underlying funds could affect the amount, timing and character of such Fund’s income and gains, and therefore its distributions to, and thus taxes payable by, shareholders, relative to direct investment by such Fund in the securities held by the underlying funds. In addition, under certain circumstances, the “wash sale” rules may apply to defer losses in the hands of Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund on sales of underlying fund shares, including for extended periods of time.

Please see “Distributions and Taxes” in the SAI for more detailed information.

Backup Withholding. Backup withholding is generally required with respect to taxable distributions and redemption proceeds that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish certain information and certifications, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments to the extent that they have been subjected to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States (described below). Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders. In general, dividends other than Capital Gain Dividends, short-term capital gain dividends or interest-related dividends, each as defined and subject to certain conditions described in the SAI, paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For additional information about withholding and possible exemptions therefrom, see “Distributions and Taxes” in the SAI.

Tax Information. As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

You should consult your tax adviser for more information on your own tax situation, including the possible application of federal, state, local or foreign taxes.

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Stone Harbor Investment Funds

Financial Highlights

The financial highlights tables are intended to help you understand the Emerging Markets Debt, High Yield Bond, Local Markets, Emerging Markets Corporate Debt, Investment Grade, Strategic Income and Emerging Markets Debt Allocation Funds’ financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the most recent annual report to shareholders, which is available upon request.

Because shares of the Emerging Markets Debt Blend Fund as well as the Distributor Class shares of each Fund were not outstanding during the periods shown, financial highlights for such shares are not included.

Emerging Markets Debt Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017	2016
Net asset value - beginning of year	$9.73		$9.99		$10.60		$10.07	$10.47
Income/(loss) from investment operations:
Net investment income(1)	0.47		0.56		0.58		0.56	0.77
Net realized and unrealized gain/(loss) on investments	(0.74)		(0.21)		(0.56)		0.59	(0.43)
Total income/(loss) from investment operations	(0.27)		0.35		0.02		1.15	0.34

Less distributions to shareholders:
From net investment income	(0.54)		(0.61)		(0.63)		(0.62)	(0.74)
Total distributions	(0.54)		(0.61)		(0.63)		(0.62)	(0.74)
Net Increase/(Decrease) in Net Asset Value	(0.81)		(0.26)		(0.61)		0.53	(0.40)
Net asset value - end of year	$8.92		$9.73		$9.99		$10.60	$10.07

Total Return	(3.02)%		3.82%		0.08%		11.70%	3.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,095		$1,213		$1,207		$1,442	$1,573
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.72%		0.71%		0.71%		0.69%	0.68%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.72	%(2)	0.71	%(2)	0.71	%(2)	0.69%	0.68%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.89%		5.81%		5.53%		5.37%	7.73%
Portfolio turnover rate	118%		104%		108%		114%	90%

(1)	Calculated using average shares throughout the period.
(2)	Includes borrowing costs of 0.01% to average net assets.

46	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Funds

High Yield Bond Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017	2016
Net asset value - beginning of year	$7.88		$7.91		$8.31		$7.91	$8.68
Income/(loss) from investment operations:
Net investment income(1)	0.42		0.43		0.43		0.46	0.49
Net realized and unrealized gain/(loss) on investments	(0.34)		(0.02)		(0.36)		0.39	(0.77)
Total income/(loss) from investment operations	0.08		0.41		0.07		0.85	(0.28)

Less distributions to shareholders:
From net investment income	(0.43)		(0.44)		(0.47)		(0.45)	(0.49)
Total distributions	(0.43)		(0.44)		(0.47)		(0.45)	(0.49)
Net Increase/(Decrease) in Net Asset Value	(0.35)		(0.03)		(0.40)		0.40	(0.77)
Net asset value - end of year	$7.53		$7.88		$7.91		$8.31	$7.91

Total Return(2)	0.96%		5.36%		0.87%		10.97%	(3.03)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$65		$89		$103		$160	$251
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.88%		0.84%		0.77%		0.67%	0.64%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.66	%(3)	0.66	%(3)	0.66	%(3)	0.65%	0.64%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.36%		5.51%		5.25%		5.63%	6.06%
Portfolio turnover rate	57%		54%		58%		70%	48%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Includes borrowing costs of 0.01% to average net assets

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Stone Harbor Investment Funds

Local Markets Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017	2016
Net asset value - beginning of year	$8.30		$8.64		$8.76		$7.78	$8.38
Income/(loss) from investment operations:
Net investment income(1)	0.47		0.51		0.56		0.56	0.50
Net realized and unrealized gain/(loss) on investments	(0.42)		(0.74)		(0.59)		0.42	(1.10)
Total income/(loss) from investment operations	0.05		(0.23)		(0.03)		0.98	(0.60)

Less distributions to shareholders:
From net investment income	(0.01)		(0.11)		(0.09)		—	—
Total distributions	(0.01)		(0.11)		(0.09)		—	—
Net Increase/(Decrease) in Net Asset Value	0.04		(0.34)		(0.12)		0.98	(0.60)
Net asset value - end of year	$8.34		$8.30		$8.64		$8.76	$7.78

Total Return	0.59%		(2.60)%		(0.33)%		12.60%	(7.16)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$330		$720		$1,048		$991	$927
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.96%		0.90%		0.90%		0.89%	0.88%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.96	%(2)	0.90	%(2)	0.90	%(2)	0.89%	0.88%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.53%		6.28%		6.13%		6.76%	6.49%
Portfolio turnover rate	103%		101%		119%		125%	166%

(1)	Calculated using average shares throughout the period.
(2)	Includes borrowing costs of 0.01% to average net assets.

48	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Funds

Emerging Markets Corporate Debt Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017	2016
Net asset value - beginning of year	$8.82		$8.80		$9.14		$8.82	$9.11
Income/(loss) from investment operations:
Net investment income(1)	0.42		0.45		0.44		0.41	0.43
Net realized and unrealized gain/(loss) on investments	(0.64)		0.03		(0.36)		0.32	(0.27)
Total income/(loss) from investment operations	(0.22)		0.48		0.08		0.73	0.16

Less distributions to shareholders:
From net investment income	(0.43)		(0.46)		(0.42)		(0.41)	(0.45)
Total distributions	(0.43)		(0.46)		(0.42)		(0.41)	(0.45)
Net Increase/(Decrease) in Net Asset Value	(0.65)		0.02		(0.34)		0.32	(0.29)
Net asset value - end of year	$8.17		$8.82		$8.80		$9.14	$8.82

Total Return(2)	(2.71)%		5.71%		0.80%		8.43%	1.92%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6		$13		$12		$13	$17
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.95%		2.15%		2.19%		1.91%	1.37%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)	1.01	%(3)	1.01	%(3)	1.00%	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.68%		5.21%		4.76%		4.49%	4.93%
Portfolio turnover rate	168%		63%		115%		72%	127%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Includes borrowing costs of 0.01% to average net assets.

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Stone Harbor Investment Funds

Investment Grade Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017	2016
Net asset value - beginning of year	$10.35		$10.01		$10.38		$10.40	$10.36
Income/(loss) from investment operations:
Net investment income(1)	0.21		0.21		0.20		0.18	0.16
Net realized and unrealized gain/(loss) on investments	0.51		0.34		(0.28)		0.03	0.12
Total income/(loss) from investment operations	0.72		0.55		(0.08)		0.21	0.28

Less distributions to shareholders:
From net investment income	(0.21)		(0.21)		(0.20)		(0.19)	(0.15)
From net realized gains	(0.07)		—		(0.09)		(0.04)	(0.09)
Total distributions	(0.28)		(0.21)		(0.29)		(0.23)	(0.24)
Net Increase/(Decrease) in Net Asset Value	0.44		0.34		(0.37)		(0.02)	0.04
Net asset value - end of year	$10.79		$10.35		$10.01		$10.38	$10.40

Total Return(2)	7.03%		5.59%		(0.81)%		2.07%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$11		$11		$15	$16
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.97%		2.02%		1.79%		1.32%	1.40%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(3)	0.51	%(3)	0.51	%(3)	0.50%	0.50%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.94%		2.10%		1.91%		1.72%	1.57%
Portfolio turnover rate	54%		49%		42%		49%	52%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Includes borrowing costs of 0.01% to average net assets.

50	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Funds

Strategic Income Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017		2016
Net asset value - beginning of year	$9.58		$9.64		$9.90		$9.57		$10.05
Income/(loss) from investment operations:
Net investment income(1)	0.38		0.37		0.40		0.38		0.43
Net realized and unrealized gain/(loss) on investments	(0.54)		(0.04)		(0.34)		0.31		(0.43)
Total income/(loss) from investment operations	(0.16)		0.33		0.06		0.69		—

Less distributions to shareholders:
From net investment income	(0.29)		(0.39)		(0.32)		(0.36)		(0.35)
From net realized gains	—		—		—		—		(0.13)
Total distributions	(0.29)		(0.39)		(0.32)		(0.36)		(0.48)
Net Increase/(Decrease) in Net Asset Value	(0.45)		(0.06)		(0.26)		0.33		(0.48)
Net asset value - end of year	$9.13		$9.58		$9.64		$9.90		$9.57

Total Return(2)	(1.75)%		3.58%		0.60%		7.34%		0.19%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31		$32		$33		$37		$36
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.12	%(3)	1.09	%(3)	1.01	%(3)	0.94	%(3)	0.96	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.08	%(3)	0.06	%(3)	0.07	%(3)	0.11	%(3)	0.12	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.99	%(3)	3.94	%(3)	4.03	%(3)	3.89	%(3)	4.46	%(3)
Portfolio turnover rate	7%		8%		29%		20%		26%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

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Stone Harbor Investment Funds

Emerging Markets Debt Allocation Fund

For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2020		2019		2018		2017		2016
Net asset value - beginning of year	$8.95		$9.25		$9.55		$8.90		$9.36
Loss from investment operations:
Net investment income(1)	0.27		0.33		0.31		0.25		0.32
Net realized and unrealized gain/(loss) on investments	(0.36)		(0.33)		(0.28)		0.74		(0.52)
Total income/(loss) from investment operations	(0.09)		—		0.03		0.99		(0.20)

Less distributions to shareholders:
From net investment income	(0.25)		(0.30)		(0.33)		(0.34)		(0.26)
Total distributions	(0.25)		(0.30)		(0.33)		(0.34)		(0.26)
Net Increase/(Decrease) in Net Asset Value	(0.34)		(0.30)		(0.30)		65.00		(0.46)
Net asset value - end of year	$8.61		$8.95		$9.25		$9.55		$8.90

Total Return(2)	(1.21)%		0.20%		0.21%		11.51%		(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31		$28		$28		$28		$67
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.22	%(3)	1.21	%(3)	1.19	%(3)	0.98	%(3)	0.87	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.03	%(3)	0.05	%(3)	0.05	%(3)	0.05	%(3)	0.06	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.98	%(3)	3.70	%(3)	3.21	%(3)	2.72	%(3)	3.72	%(3)
Portfolio turnover rate	21%		38%		33%		24%		70%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

52	Stone Harbor Investment Funds Prospectus | September 30, 2020

Stone Harbor Investment Funds

APPENDIX A—Privacy Policy
STONE HARBOR INVESTMENT FUNDS
STONE HARBOR CLOSED-END FUNDS

PRIVACY POLICY AND PROCEDURES

Stone Harbor Investment Partners LP (“Stone Harbor” or the “Adviser”)-managed U.S. registered open-end investment companies (the “Stone Harbor Investment Funds”) and Stone Harbor-managed U.S. registered closed-end investment companies (the “Stone Harbor Closed-End Funds,” together with the Stone Harbor Investment Funds, the “Funds”) have adopted the following privacy policies in order to safeguard the personal information of the Funds’ customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Funds are committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[1]. Each Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

Each Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Funds. No Fund has any employees. It is anticipated that the trustees and officers of a Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Funds.

3.	Each Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.

Each Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, a Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Funds adopt the following procedures:

1.

Each Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

Each Fund will direct each of its Service Providers to adhere to the privacy policy of the Funds and to their respective privacy policies with respect to each Fund’s customer information and to take all action reasonably necessary so that the Funds are in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Funds any material changes to its privacy policy before, or promptly after, the adoption of such changes.

[1]	Generally, the Funds have institutional clients which are not considered “customers” for purposes of Regulation S-P.

Appendix A

STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund
Stone Harbor High Yield Bond Fund
Stone Harbor Local Markets Fund
Stone Harbor Emerging Markets Corporate Debt Fund
Stone Harbor Investment Grade Fund
Stone Harbor Strategic Income Fund
Stone Harbor Emerging Markets Debt Allocation Fund
Stone Harbor Emerging Markets Debt Blend Fund

FOR MORE INFORMATION

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Statement of Additional Information

The SAI provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this combined Prospectus.

How to Obtain Additional Information

●

You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-866-699-8125 or writing the Funds at P.O. Box 13043, Denver, CO 80201, or calling your financial consultant. The Funds do not currently have a website available to investors. You can also obtain the Funds’ Prospectus, shareholder reports and SAI, free of charge, at www.shiplp.com.

●

You can obtain copies of the Funds’ shareholder reports and other information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain the same reports and information free from the EDGAR Database on the SEC’s website at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

(Investment Company Act file no. 811-22037)

September 30, 2020
STATEMENT OF ADDITIONAL INFORMATION
STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Institutional Class Shares (SHMDX)

Distributor Class Shares (N/A)

Stone Harbor High Yield Bond Fund

Institutional Class Shares (SHHYX)

Distributor Class Shares (N/A)

Stone Harbor Local Markets Fund

Institutional Class Shares (SHLMX)

Distributor Class Shares (N/A)

Stone Harbor Emerging Markets Corporate Debt Fund

Institutional Class Shares (SHCDX)

Distributor Class Shares (N/A)

Stone Harbor Investment Grade Fund

Institutional Class Shares (SHIGX)

Distributor Class Shares (N/A)

Stone Harbor Strategic Income Fund

Institutional Class Shares (SHSIX)

Distributor Class Shares (N/A)

Stone Harbor Emerging Markets Debt Allocation Fund

Institutional Class Shares (SHADX)

Distributor Class Shares (N/A)

Stone Harbor Emerging Markets Debt Blend Fund

Institutional Class Shares (SHBLX)

Distributor Class Shares (N/A)

P.O. Box 13043

Denver, CO 80201

Stone Harbor Investment Funds (the “Trust”) is an open-end series management investment company organized as a Massachusetts business trust. The Stone Harbor Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), Stone Harbor High Yield Bond Fund (the “High Yield Bond Fund”), Stone Harbor Local Markets Fund (the “Local Markets Fund”), Stone Harbor Emerging Markets Corporate Debt Fund (the “Emerging Markets Corporate Debt Fund”), Stone Harbor Investment Grade Fund (the “Investment Grade Fund”), Stone Harbor Strategic Income Fund (the “Strategic Income Fund”), Stone Harbor Emerging Markets Debt Allocation Fund (the “Emerging Markets Debt Allocation Fund”) and Stone Harbor Emerging Markets Debt Blend Fund (the “Emerging Markets Debt Blend Fund”) (each, a “Fund” and, together, the “Funds”) are each series of the Trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated September 30, 2020, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, as are the financial statements and notes thereto from the Trust’s Annual Report to Shareholders for the fiscal year ended May 31, 2020. Copies of the Prospectus and the Annual Report to Shareholders may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 1-866-699-8125.

CONTENTS

Investment Objectives and Policies	1
Additional Investment Activities and Risks	13
Investment Limitations	47
Portfolio Turnover	48
Disclosure of Portfolio Holdings	48
Portfolio Transactions and Brokerage	51
Purchase, Redemption and Exchange of Shares	54
Trustees and Officers	58
Investment Adviser	65
Principal Shareholders	68
Portfolio Managers	71
Net Asset Value	75
Distributions and Taxes	75
Description of the Trust	87
Other Information about the Funds	89
Performance Information	90
Independent Registered Public Accounting Firm and Financial Statements	90
Appendix A -- Description of Securities Ratings	A-1
Appendix B -- Proxy Voting Policies and Procedures	B-1

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Funds, as well as the strategies they employ to achieve those objectives. Each of the Funds is a no-load investment portfolio of Stone Harbor Investment Funds, an open-end series management investment company organized as a Massachusetts business trust on February 20, 2007. Each of the Emerging Markets Debt Fund and Local Markets Fund is classified as a non-diversified portfolio. Each of the High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund is classified as a diversified portfolio. The discussion below supplements the information set forth in the Prospectus under “Fund Summaries.” Each of the Strategic Income Fund, Emerging Markets Debt Allocation Fund and the Emerging Markets Debt Blend Fund typically invests all or a significant portion of its assets in other Funds sponsored or advised by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) (together with the funds listed above, the “underlying funds”), although each retains the flexibility to make investments directly. The discussion below is not intended to be an exhaustive list of the securities and other investments in which the Funds may invest directly, and indirectly through the underlying funds, and the Funds may invest in securities and other instruments and engage in strategies other than those listed below. References to a Fund in this SAI may refer to actions undertaken or investments held by a Fund or by an underlying fund.

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Fixed Income Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change. The Adviser considers emerging market countries to include those identified by the World Bank at the time of investment as being “low income economies” or which are included in a JP Morgan emerging market bond index.

In selecting emerging market country debt securities for investment, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region. The Emerging Markets Debt Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Market Countries. The Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Gabon	Moldova	South Africa
Argentina	Georgia	Mongolia	South Korea
Armenia	Ghana	Morocco	Sri Lanka
Angola	Greece	Mozambique	Taiwan
Azerbaijan	Guatemala	Namibia	Tanzania
Bahrain	Honduras	Nicaragua	Thailand

Belarus	Hong Kong	Nigeria	Trinidad & Tobago
Belize	Hungary	Oman	Tunisia
Bolivia	India	Pakistan	Turkey
Brazil	Indonesia	Panama	Turkmenistan
Bulgaria	Iraq	Paraguay	Ukraine
Cameroon	Israel	Peru	United Arab Emirates
Chile	Ivory Coast	Philippines	Ukraine
China	Jamaica	Poland	Uruguay
Colombia	Jordan	Portugal	Uzbekistan
Costa Rica	Kazakhstan	Qatar	Venezuela
Croatia	Kenya	Romania	Vietnam
Czech Republic	Kuwait	Russia	Zaire
Dominican Republic	Latvia	Saudi Arabia	Zambia
Ecuador	Lebanon	Senegal	Zimbabwe
Egypt	Lithuania	Serbia
El Salvador	Macau	Seychelles
Estonia	Malaysia	Singapore
Ethiopia	Mexico	Slovakia

Debt Securities. The Emerging Markets Debt Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer securities and/or indices (“Structured Notes”). The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Emerging Markets Debt Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Emerging Markets Debt Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational organizations”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

HIGH YIELD BOND FUND

General. The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by the Adviser). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. If the Fund were to change its investment policy as to investing 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The debt obligations in which the Fund will invest generally will be rated, at the time of investment, ‘Ba’ or ‘B’ or lower by Moody’s Investors Service (“Moody’s”), ‘BB’ or ‘B’ or lower by S&P Global Inc. (“S&P”), ‘BB+’ or ‘B’ or lower by Fitch, Inc. (“Fitch”), or ‘BB’ or ‘B’ or lower by Dominion Bond Rating Service (“DBRS”), or determined by the Adviser to be of comparable quality. Debt securities rated by more than one agency need only satisfy the foregoing ratings standards with respect to one agency to be considered a high yield security. The Fund is not required to dispose of a debt security if its credit rating or credit quality changes. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. An investment in the High Yield Bond Fund should not be considered as a complete investment program. The High Yield Bond Fund will be free to invest in High Yield Debt Securities of any maturity and may adjust the average maturity of the Fund’s portfolio from time to time, depending on the Adviser’s assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The High Yield Bond Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Foreign Securities. The High Yield Bond Fund may invest in securities of non-U.S. issuers. The non-U.S. securities in which the High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (i) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (ii) debt obligations of supranational entities; (iii) debt obligations of the U.S. government issued in non-dollar securities; (iv) debt obligations and other fixed income securities of foreign corporate issuers; and (v) non-U.S. dollar denominated securities of U.S. corporate issuers. There is no minimum rating criteria for the Fund’s investments in such securities.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may hold and/or invest in investment grade securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements.

LOCAL MARKETS FUND

General. The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Investments, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change. The Adviser considers emerging market countries to include those identified by the World Bank at the time of investment as being “low income economies” or which are included in a JP Morgan emerging market bond index.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region. The Local Markets Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Market Countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Fund expects that its investments in Emerging Markets Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Gabon	Moldova	South Africa
Argentina	Georgia	Mongolia	South Korea
Armenia	Ghana	Morocco	Sri Lanka
Angola	Greece	Mozambique	Taiwan
Azerbaijan	Guatemala	Namibia	Tanzania
Bahrain	Honduras	Nicaragua	Thailand
Belarus	Hong Kong	Nigeria	Trinidad & Tobago
Belize	Hungary	Oman	Tunisia
Bolivia	India	Pakistan	Turkey
Brazil	Indonesia	Panama	Turkmenistan
Bulgaria	Iraq	Paraguay	Ukraine
Cameroon	Israel	Peru	United Arab Emirates
Chile	Ivory Coast	Philippines	Ukraine
China	Jamaica	Poland	Uruguay
Colombia	Jordan	Portugal	Uzbekistan
Costa Rica	Kazakhstan	Qatar	Venezuela

Croatia	Kenya	Romania	Vietnam
Czech Republic	Kuwait	Russia	Zaire
Dominican Republic	Latvia	Saudi Arabia	Zambia
Ecuador	Lebanon	Senegal	Zimbabwe
Egypt	Lithuania	Serbia
El Salvador	Macau	Seychelles
Estonia	Malaysia	Singapore
Ethiopia	Mexico	Slovakia

Debt Securities. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer Structured Notes. The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) supranational organizations; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

EMERGING MARKETS CORPORATE DEBT FUND

General. The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments. For example, the Fund may utilize futures or other derivatives whose return is based on specific Emerging Markets Corporate Debt Investments or indices of such investments. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, credit linked notes and credit default swaps. The Fund may use derivatives to a significant extent. The Fund may also invest in sovereign debt securities. The Fund’s investments may be denominated in non-U.S. currencies or in the U.S. dollar.

The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” The Fund is not required to dispose of a debt security if its credit rating or credit quality changes. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. The Emerging Markets Corporate Debt Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Market Countries. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JP Morgan emerging market bond index. As of the date of this SAI, the countries listed below meet one or both of these criteria. The Fund expects that its investments in Emerging Markets Corporate Debt Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Gabon	Moldova	South Africa
Argentina	Georgia	Mongolia	South Korea
Armenia	Ghana	Morocco	Sri Lanka
Angola	Greece	Mozambique	Taiwan
Azerbaijan	Guatemala	Namibia	Tanzania
Bahrain	Honduras	Nicaragua	Thailand
Belarus	Hong Kong	Nigeria	Trinidad & Tobago
Belize	Hungary	Oman	Tunisia
Bolivia	India	Pakistan	Turkey
Brazil	Indonesia	Panama	Turkmenistan
Bulgaria	Iraq	Paraguay	Ukraine
Cameroon	Israel	Peru	United Arab Emirates
Chile	Ivory Coast	Philippines	Ukraine
China	Jamaica	Poland	Uruguay
Colombia	Jordan	Portugal	Uzbekistan
Costa Rica	Kazakhstan	Qatar	Venezuela
Croatia	Kenya	Romania	Vietnam
Czech Republic	Kuwait	Russia	Zaire
Dominican Republic	Latvia	Saudi Arabia	Zambia
Ecuador	Lebanon	Senegal	Zimbabwe
Egypt	Lithuania	Serbia
El Salvador	Macau	Seychelles
Estonia	Malaysia	Singapore
Ethiopia	Mexico	Slovakia

Debt Securities. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer Structured Notes. The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund may also invest in government, government-related and restructured debt securities, including (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) supranational organizations; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

INVESTMENT GRADE FUND

General. The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s, S&P, Fitch Ratings Limited, DBRS or other qualified ratings agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The types of fixed income securities in which the Fund may invest include, but are not limited to, government securities; corporate debt securities; mortgage-backed or asset-backed securities issued or guaranteed by various governmental and non-governmental entities; secured and unsecured senior and subordinated loans and loan participations, including mortgages; Rule 144A securities; municipal securities; debentures, notes (including structured notes and promissory notes), and derivatives related to these types of securities. The Fund may invest all or a substantial portion of its assets in securities issued by non-U.S. entities. The Fund’s investments may be issued by any U.S. or non-U.S. public- or private-sector entity, and may be denominated in any currency, U.S. or non-U.S. The Investment Grade Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, including credit default swaps, and credit linked notes. The Fund may use derivatives to a significant extent. The Fund may also invest in preferred securities.

If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in securities that are rated investment grade, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers. The non-U.S. securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (i) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (ii) debt obligations of supranational entities; (iii) debt obligations of the U.S. government issued in non-dollar securities; (iv) debt obligations and other fixed income securities of foreign corporate issuers; and (v) non-U.S. dollar denominated securities of U.S. corporate issuers.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may hold and/or invest in a variety of other investments, including, without limitation, (i) investments rated below investment grade, (ii) obligations issued or guaranteed by (a) the U.S. government or the government of a non-U.S. country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements.

STRATEGIC INCOME FUND

General. The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through the underlying funds, may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in the underlying funds. The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions. References to the Fund may refer to actions undertaken by the Fund or by an underlying fund.

The types of fixed income securities in which the Fund may invest include, but are not limited to, government securities; corporate debt securities; mortgage-backed or asset-backed securities issued or guaranteed by various governmental and non-governmental entities; secured and unsecured senior and subordinated loans and loan participations, including mortgages; Rule 144A securities; municipal securities; debentures, notes (including structured notes and promissory notes), and derivatives related to these types of securities. At any given time, the Fund may be entirely or significantly invested in a particular type of fixed income security or underlying fund.

The Fund may invest in fixed income securities and derivative instruments rated below investment grade (or, if unrated, of comparable quality as determined the Adviser). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. The Fund may also invest in preferred securities. The Strategic Income Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

The Fund may invest all or a substantial portion of its assets in securities issued by non-U.S. entities. The Fund’s investments may be issued by any U.S. or non-U.S. public- or private-sector entity. The Fund may invest a significant portion of its assets in investments that are economically tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans, such as loans issued by corporations or other business organizations. An investment is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. All or a significant portion of the Fund’s investments may be denominated in non-U.S. currencies.

The Fund may invest in derivatives and other instruments for hedging purposes or to otherwise gain or reduce long or short exposure to securities, markets or currencies. Although the Fund and the underlying funds are not limited in the types of derivatives that may be used, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, including credit default swaps, and credit linked notes. The Fund may use derivatives to a significant extent.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers. The non-U.S. securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (i) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (ii) debt obligations of supranational entities; (iii) debt obligations of the U.S. government issued in non-dollar securities; (iv) debt obligations and other fixed income securities of foreign corporate issuers; and (v) non-U.S. dollar denominated securities of U.S. corporate issuers. There is no minimum rating criteria for the Fund’s investments in such securities.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may hold and/or invest in a variety of other investments, including, without limitation, (i) obligations issued or guaranteed by (a) the U.S. government or the government of a non-U.S. country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements.

EMERGING MARKETS DEBT ALLOCATION FUND

General. The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through the underlying funds, at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and other instruments and transactions. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments may be denominated in the U.S. Dollar or the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”). Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Investments, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market conditions. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region. The Emerging Markets Debt Allocation Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Markets Countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Adviser considers emerging market countries to include those identified by the World Bank at the time of investment as being “low income economies” or which are included in a JP Morgan emerging market bond index. The Fund expects that its investments in Emerging Markets Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Gabon	Moldova	South Africa
Argentina	Georgia	Mongolia	South Korea
Armenia	Ghana	Morocco	Sri Lanka
Angola	Greece	Mozambique	Taiwan
Azerbaijan	Guatemala	Namibia	Tanzania
Bahrain	Honduras	Nicaragua	Thailand
Belarus	Hong Kong	Nigeria	Trinidad & Tobago
Belize	Hungary	Oman	Tunisia
Bolivia	India	Pakistan	Turkey
Brazil	Indonesia	Panama	Turkmenistan
Bulgaria	Iraq	Paraguay	Ukraine
Cameroon	Israel	Peru	United Arab Emirates
Chile	Ivory Coast	Philippines	Ukraine
China	Jamaica	Poland	Uruguay
Colombia	Jordan	Portugal	Uzbekistan
Costa Rica	Kazakhstan	Qatar	Venezuela
Croatia	Kenya	Romania	Vietnam
Czech Republic	Kuwait	Russia	Zaire
Dominican Republic	Latvia	Saudi Arabia	Zambia
Ecuador	Lebanon	Senegal	Zimbabwe
Egypt	Lithuania	Serbia
El Salvador	Macau	Seychelles
Estonia	Malaysia	Singapore
Ethiopia	Mexico	Slovakia

Debt Investments. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments, securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer Structured Notes. The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational organizations”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

EMERGING MARKETS DEBT BLEND FUND

General. The Emerging Markets Debt Blend Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through the underlying funds, at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments, including Emerging Markets Corporate Debt Investments. The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and other instruments and transactions. “Emerging Markets Investments” include fixed income securities, loans and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments are Emerging Markets Investments issued by corporations or other business organizations. Emerging Markets Investments may be denominated in the U.S. Dollar or the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”). Emerging Markets Investments, including Emerging Markets Corporate Debt Investments, also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Investments, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market conditions. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region. The Emerging Markets Debt Blend Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Markets Countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Adviser considers emerging market countries to include those identified by the World Bank at the time of investment as being “low income economies” or which are included in a JP Morgan emerging market bond index. The Fund expects that its investments in Emerging Markets Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Gabon	Moldova	South Africa
Argentina	Georgia	Mongolia	South Korea
Armenia	Ghana	Morocco	Sri Lanka
Angola	Greece	Mozambique	Taiwan
Azerbaijan	Guatemala	Namibia	Tanzania
Bahrain	Honduras	Nicaragua	Thailand
Belarus	Hong Kong	Nigeria	Trinidad & Tobago
Belize	Hungary	Oman	Tunisia
Bolivia	India	Pakistan	Turkey
Brazil	Indonesia	Panama	Turkmenistan
Bulgaria	Iraq	Paraguay	Ukraine
Cameroon	Israel	Peru	United Arab Emirates
Chile	Ivory Coast	Philippines	Ukraine
China	Jamaica	Poland	Uruguay
Colombia	Jordan	Portugal	Uzbekistan
Costa Rica	Kazakhstan	Qatar	Venezuela
Croatia	Kenya	Romania	Vietnam
Czech Republic	Kuwait	Russia	Zaire
Dominican Republic	Latvia	Saudi Arabia	Zambia
Ecuador	Lebanon	Senegal	Zimbabwe
Egypt	Lithuania	Serbia
El Salvador	Macau	Seychelles
Estonia	Malaysia	Singapore
Ethiopia	Mexico	Slovakia

Debt Investments. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments, securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer Structured Notes. The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) supranational organizations; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

A Fund directly, or indirectly through the underlying funds, may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Funds or the underlying funds may invest or investment strategies in which they may either directly or indirectly engage, and each of the Funds and the underlying funds may invest in instruments and securities and engage in strategies other than those listed below. As stated above, references to a Fund may refer to actions undertaken by the Fund or by an underlying fund.

FIXED INCOME SECURITIES

General. Each Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise.

Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Funds will invest primarily in fixed income securities, the net asset value of the Funds’ shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has, in the past, experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) also serve as governmental guarantors of mortgage-related securities. Prior to September 2008, FNMA and FHLMC were “government-related” guarantors: government-sponsored corporations owned entirely by private stockholders. Both issued mortgage-related securities that contained guarantees as to timely payment of interest and principal but were not backed by the full faith and credit of the United States government. Instead, they had been supported only by the discretionary authority of the U.S. government to purchase an agency’s obligations. In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase common stock of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. The Senior Preferred Stock Purchase Agreement has been amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. As of the date of this SAI, the companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Fund determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is smaller than the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through financial institutions acting as brokers or dealers. CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable quality and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, potentially depressing their value.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

These securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. The Funds expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Funds’ investment objectives and policies, the Funds also may invest in other types of asset-backed securities. Payment of interest and repayment of principal on these asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

BANK LOANS

The Funds may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans are generally less liquid than many other debt securities and there may also be less public information available about bank loans as compared to other debt securities. Transactions in bank loans may take significantly longer than seven days to settle and, as a result, proceeds related to the sale of bank loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. In order to satisfy redemption requests pending settlement of bank loans, Funds may take a variety of measures, including, without limitation drawing on its cash and other short term positions and borrowing from banks, all of which may adversely affect a Fund's performance.

In managing the Funds, the Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the issuers of certain investments, including, without limit, bank loan investments. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund or other clients. In such circumstances, a Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, the Adviser’s and the Fund's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances. If the Adviser comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates, even if the Confidential Information was received for the benefit of another client.

In many cases a transfer requires the consent of the borrower or the agent for the loan, which may (but will typically not) be withheld. A Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. For additional information, please see “Loan Participations and Assignments” below.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

EQUIPMENT TRUST CERTIFICATES

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

HIGH YIELD SECURITIES

The Funds may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. A Fund’s achievement of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P, Fitch and DBRS is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P, Fitch and DBRS generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise be suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the 1933 Act, and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities, especially those issued by emerging market countries.

The markets for high yield corporate securities have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Funds may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Other investments, such as loan participations or assignments, may also pay interest at floating or variable rates.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

Each Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in loan participations and assignments. The Funds consider loan participations and assignments to be investments in debt securities. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued. Similarly, the settlement cycle for loan participation and assignments is typically longer than that for other securities, and so even if the Fund is able to sell an instrument in a timely manner, it may not receive the cash in time to meet redemption or other obligations.

MONEY MARKET INSTRUMENTS/SECURITIES

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

The Funds may purchase securities issued under Rule 144A under the 1933 Act. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific U.S. Securities and Exchange Commission (“SEC”) rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing. Liquidity determinations with respect to Rule 144A securities will be made by the Funds’ Board of Trustees (the “Board”) or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the emerging market country debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as emerging market bonds, and the issuance by that entity of one or more classes of Structured Notes backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. The Structured Notes of the type in which the Funds anticipate investing typically involve no credit enhancement, and so the Funds will be subject to the credit risks associated with both the underlying investments and the issuer.

Each Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances a Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and on the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

Credit-Linked Notes. Each Fund may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit linked note, a Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Funds also are exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Funds have the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, a Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940Act. As a result, a Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

SUPRANATIONAL ORGANIZATIONS

Each Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development (“World Bank”) and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. Each Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal, although, all U.S. government securities are subject to some credit risk. In addition, like all fixed-income securities, U.S. government securities are subject to interest rate risk.

Securities issued by the U.S. Treasury generally do not involve the same credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury. However, as discussed under “Mortgage-Related and Other Asset-Backed Securities” above, in September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. As of the date of this SAI, the companies remain in conservatorship, and the effect that this conservatorship will have on the companies' debt and equity securities is unclear.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities with or without the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

EQUITY INVESTMENTS

General. Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Funds may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

General. Each Fund may engage in a variety of derivative transactions in accordance with applicable law, including the applicable rules of the Commodity Futures Trading Commission (“CFTC”) and the Fund’s investment objective and policies; however, a Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques, or the Fund’s or the Adviser’s ability to implement these techniques successfully, at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Funds may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, loan participations and assignments, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, various interest rate transactions such as swaps, caps, floors and collars, equity, total return and credit default swaps, indexed debt securities or other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its investments, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Although the Adviser monitors the creditworthiness of the Funds’ counterparties, the Funds’ derivative counterparties may experience financial difficulty, including bankruptcy, or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Funds, which may be significant. A Fund’s use of certain derivatives may be limited by its intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders. A Fund’s use of derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code, including when it is not advantageous to do so. See “Distributions and Taxes” below.

As of the date of this SAI, the Adviser has claimed an exclusion from commodity pool operator (“CPO”) registration under the Commodity Exchange Act (“CEA”) pursuant to CFTC Rule 4.5 with respect to all of the Funds. To remain eligible for this exclusion, the Funds must comply with certain limitations, including limits on their ability to use any commodity interests and limits on the manner in which the Funds holds out their use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment strategy, and could adversely affect a Fund’s total return.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, a Fund may invest in other types of derivatives and may decide not to employ any or all of these strategies.

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

A Fund may enter into a forward currency contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated, and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions in options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Funds will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique may allow a Fund to take a position without having to sell as many of its portfolio securities as it would have to sell to take a cash position in the underlying instrument. Similarly, when the Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. There can be no guarantees that such transactions will perform as intended or that the Adviser will correctly implement an interest rate hedging strategy using futures contracts.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Funds may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, as with any OTC derivative counterparty, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the obligations arising under the OTC option will be performed.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Listed stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants to buy in the future. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease should be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of a Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option and any transaction costs without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate, equity and total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate, equity or total return swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate, equity or total return swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a swap position used for hedging purposes may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) or other reference asset and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is generally no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund may lose the net amount of payments that the Fund contractually is entitled to receive and the amount of any collateral the Fund has pledged to its counterparty, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described below.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the difference between the par (or other agreed-upon) value and the market value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and would not receive any payment at the conclusion of the transaction. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default (if any) of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. The parties to a credit default swap may be required to post collateral to each other. If the Fund posts initial or variation margin to its counterparty, it may not be able to recover that collateral from the counterparty if the counterparty defaults under the contract, including if the counterparty becomes insolvent. In addition, the notional value of all credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral or that the counterparty will not perform any of its obligations to the Fund.

Certain credit default swaps are required to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the credit default swaps market and may not result in credit default swaps being easier to trade or value. A Fund also may not be able to find a clearinghouse willing to accept a credit default swap for clearing. In the case of cleared credit default swaps, a central clearing organization will be the counterparty to the transaction, and a Fund will be subject to the risk that the clearinghouse or the clearing member through which the Fund holds the cleared CDS position may be unable to perform its obligations. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require a Fund to deposit larger amounts of margin.

A Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time.

A Fund generally may exit its obligations under a credit default swap prior to the agreed-upon termination date only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause a Fund to incur more losses.

Swap Execution Facilities (“SEF”). Certain derivatives contracts are required to be executed through SEFs. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on a Fund’s behalf, against any losses or costs that may be incurred as a result of a Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on a Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of liquid assets at least equal to the current amount of the mark-to-market net obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options, may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when not inconsistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated or designated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States. Derivatives with counterparties, on markets or exchanges, or relating to reference instruments or indexes outside the United States are subject to the risks described herein as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral or OTC arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. The Funds are subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. Derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If the Fund’s counterparty, clearing house or clearing members were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearing house or clearing member on its behalf, or suffer extended delays in recovering that collateral. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Funds. For example, SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. See the subsection “Swap Execution Facilities” above for additional information.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose~~s~~ the Funds to new kinds of risks and costs.

Risk of New and Potential Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, various agencies are in the process of promulgating rules under the Dodd-Frank Act and other legislation. While certain of the rules are now effective, other rules are not yet final, so and the ultimate impact of this legislation on the market remains unclear. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. The regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to a Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and a Fund may be unable to execute its investment strategy as a result.

U.S. regulators have issued final rules pursuant to the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Funds and their swap counterparties and may increase the amount of margin a Fund is required to provide. Regulations requiring daily exchange of variation margin have become effective, and regulations requiring exchange of initial margin are expected to become effective in the future with respect to vehicles that have significant amounts of derivative transactions.

In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short speculative positions which any person, or group of persons acting in concert, may hold or control in particular options and futures contracts. The CFTC recently proposed a rule which, if adopted, would materially expand the scope of contracts subject to federal limits to include additional futures and options and certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above central clearing and related requirements expose the Funds to new kinds of costs and risks. For example, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

NON-U.S. SECURITIES

General. Investors should recognize that investing in the securities of non-U.S. issuers (including non-U.S. sovereign issuers) generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Distributions and Taxes” below.

Since certain non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Funds’ foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to sell portfolio securities to pay such dividend, including when it is not advantageous to do so. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. The countries in which these markets are located typically confront severe structural impediments to sustainable development and are highly vulnerable to economic and environmental shocks and have low levels of human assets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. To the extent that a Fund invests in securities economically tied to such markets, it will be subject to a greater extent to the risks associated with emerging markets securities.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. In addition, investors in non-U.S. countries often have limited rights and few practical remedies to pursue investor claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, currency blockage, the implementation of sanctions and other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Funds will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in a Fund should not be considered as a complete investment program.

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P, Fitch and DBRS is set forth in Appendix A to this SAI.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in a Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. In addition, future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in more developed countries, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Custody services in many emerging market countries remain undeveloped and there is a transaction and custody risk of dealing in securities of emerging market countries.

Exposure to European Investments Risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt.  These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European and non-European countries, including emerging market countries. Such events, or even the threat of such events, may cause the value of the Funds’ investments to fall, in some cases drastically. These events may also cause continued volatility in the European and non-European financial markets. In June 2016, the United Kingdom approved a referendum to leave the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the EU, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. To the extent that a Fund’s assets are exposed to investments in issuers in EU member countries, their trading partners, or other European or non-European countries, these events may impact the performance of the Fund.

OTHER PRACTICES

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to sell portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous “asset coverage” (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board.

The Funds may engage in other transactions, such as certain derivative transactions or reverse repurchase agreements, which have the economic effect of borrowing but which are not subject to the asset coverage requirements described above, potentially allowing a Fund to incur more leverage than would be allowed for bank borrowings.

DEPOSITARY RECEIPTS

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means investments that the Adviser, on behalf of each Fund, reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment.   In considering a Fund’s ability to sell or dispose of an investment within seven (7) calendar days without significantly changing the investment’s market value, a Fund considers the portion of the investment that the Fund reasonably anticipates trading. Illiquid securities may include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven (7) days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits) and other securities whose disposition is restricted under the federal securities laws.

In accordance with Rule 22e-4 under the 1940 Act, the Board has appointed the Adviser as the Funds’ liquidity risk management program administrator and has approved a liquidity risk management program to assess and manage the Funds’ liquidity risk. Under the program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

The Adviser, under the supervision of the Board, monitors Fund investments in illiquid securities and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

INDEXED INVESTMENTS

In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.

LOANS OF PORTFOLIO SECURITIES

The Funds may each lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the applicable Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent, although any distribution by the Fund attributable to such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. A Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Fund may also call such loans in order to sell the securities involved.

NON-DIVERSIFICATION

Each of the Emerging Markets Debt Fund and Local Markets Fund, is classified as a “non-diversified” fund under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Funds will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Taxes” below. To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities. This may increase a Fund’s volatility and have a greater impact on Fund performance.

OTHER INVESTMENT COMPANIES

Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including other Funds advised by Stone Harbor, money market funds, and exchange-traded funds (“ETFs”) such as “iShares”, “SPDRs” and “VIPERs”). The Strategic Income Fund, the Emerging Markets Debt Allocation Fund and the Emerging Markets Debt Blend Fund will typically invest a significant portion of their assets in other investment companies. The Funds also may invest in private investment funds, vehicles or structures. The Funds have obtained exemptive relief from the SEC from the limitations contained in Section 12 of the 1940 Act to allow each of the Funds to invest, without limitation, in other Stone Harbor Investment Funds.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses (absent reimbursement of those expenses). Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when the Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into “reverse” repurchase agreements to, for example, avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

MARKET RISK

The value of securities in a Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, a Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign _exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

POTENTIAL OVEREXPOSURE/UNDEREXPOSURE TO INVESTMENTS

Depending on the markets in which it trades, a Fund may not be able to place portfolio trades in response to a purchase or redemption request it receives until after the close of business on the day the purchase or redemption request is submitted.  In such cases, a Fund may temporarily be underexposed or overexposed to the Funds’ intended investment program, leading to underperformance when the Fund is underexposed in a rising market or increased losses when a Fund is overexposed in a falling market, in each case relative to the performance that would result from the Fund’s intended exposure.  The impact of this underexposure or overexposure on investments can be significant, particularly when the purchase or redemption activity is large relevant to the size of the Fund.  To mitigate the impact of potential underexposure or overexposure, Stone Harbor may place trades for a Fund in anticipation of a purchase or redemption request.  Although this is intended to allow the Fund to maintain its intended investment exposure, it is possible that the anticipated purchase or redemption never occurs, which would leave the Fund under- or over exposed, and could also require a Fund to borrow in order to meet its obligations, which would impose costs upon the Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

EMERGING MARKETS DEBT FUND, HIGH YIELD BOND FUND, LOCAL MARKETS FUND, EMERGING MARKETS CORPORATE DEBT FUND, INVESTMENT GRADE FUND, STRATEGIC INCOME FUND, EMERGING MARKETS DEBT ALLOCATION FUND AND EMERGING MARKETS DEBT BLEND FUND

Each of the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund may not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of a Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, and each non-U.S. country’s government (together with subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions, and the Funds may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act;

*(3) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(4) Make loans, except that the Funds may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(6) Purchase or sell real estate, although each Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Funds may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Funds maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above. In addition, with respect to restriction (1), the Funds do not consider mortgage-backed securities and other asset-backed securities to be in any industry.

In addition, it is contrary to the Funds’ present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the 1933 Act and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board. Effective December 1, 2018, this policy and the limitations described above will be rescinded, and instead the Funds will comply with the restrictions described under “Illiquid Securities” above.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Higher portfolio turnover may result in the realization of a greater amount of taxable capital gains, including short-term capital gains, which are taxed at ordinary income tax rates when distributed to individual shareholders. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The following table summarizes the portfolio turnover rate for certain Funds for the fiscal periods noted:

	For the Fiscal Year Ended May 31, 2020	For the Fiscal Year Ended May 31, 2019
Stone Harbor Emerging Markets Debt Fund	118%	104%
Stone Harbor High Yield Bond Fund	57%	54%
Stone Harbor Local Markets Fund	103%	101%
Stone Harbor Emerging Markets Corporate Debt Fund	168%*	63%
Stone Harbor Investment Grade Fund	54%	49%
Stone Harbor Strategic Income Fund	7%	8%
Stone Harbor Emerging Markets Debt Allocation Fund	21%	38%

*	Turnover rates may vary based on subscriptions and redemptions in the Funds that dictate higher trading.

Because the Stone Harbor Emerging Markets Debt Blend Fund has not commenced operations, as of the date of this SAI, there is no information on portfolio turnover rates for that Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board. For purposes of these policies and procedures, only information that identifies specific issuers or securities in a Fund’s portfolio is considered to be “portfolio holdings” information. Information about the Funds that does not identify specific securities owned by the Funds, such as, for example, industry sector information, country allocation information, performance attribution or average portfolio credit quality, is not considered “portfolio holdings” information and, as such, is not subject to the policies and procedures described herein.

A.	Disclosure of portfolio holdings

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of each Fund will also be disclosed on forms required to be filed with the SEC as follows: portfolio holdings of each Fund are disclosed on Form N-CSR as of the second and fourth quarters of each Fund’s fiscal year, and portfolio holdings are disclosed monthly on Form N-PORT no later than 60 days after the end of each month, with information reported on Form N-PORT for the third month of the fiscal quarter made publicly available by the SEC 60 days after the end of each Fund’s fiscal quarter. The Trust’s Form N-CSRs and Form N-PORTs are available at www.sec.gov.

In the interest of providing the investors in one or more Funds with reasonable access to data regarding the portfolio holdings of a Fund, in addition to the above requirements, each Fund shall comply with the other procedures set forth below in this Section A, with respect to the disclosure of portfolio holdings information to third parties.

1.        General Policy: Portfolio holdings information may be provided to third parties, including investors in one or more of the Funds, only to the extent authorized in these Policies and as otherwise required or permitted by applicable laws or regulations.

2.        Disclosure of Portfolio Holdings of Funds on Public Website: Each Fund shall seek to disclose all portfolio holdings as of calendar month-end on Stone Harbor’s public website (currently http://www.shiplp.com/capabilities/our-funds/). Currently, each Fund discloses holdings monthly with a 30 calendar day lag.

3.        Direct Delivery of Portfolio Holdings Information: Beginning on the day following the date upon which the information set forth in paragraph 2 above is placed on the public website, such portfolio holdings information may be delivered directly to any person that requests it, through electronic or any other means.

4.          Removal of Portfolio Holdings Information from Website: The information disclosed as set forth in paragraph 2 above will typically remain on the public website until the thirtieth calendar day of the third month after the date to which the data relates, at which time it will be permanently removed from the site. For example, holdings information released on January 30, 2020 that relate to December 31, 2019 holdings will be available until March 30, 2020. If the thirtieth calendar day does not fall on a business day, the portfolio holdings typically shall be removed on the last business day before the thirtieth calendar day. Such timing shall correspond to the schedule by which the new portfolio holdings are posted.

5.          Independent Third Party Reporting Services: Portfolio holdings may be provided to independent third party fund reporting services (e.g., Lipper or Morningstar) in accordance with the requirements of such third party reporting services. Such information shall either be delivered no earlier than the date of posting as set forth in paragraph 2, or such third party reporting service must execute a confidentiality agreement with the Funds in such form as deemed acceptable by an officer of the Funds.

6.          Additional Funds: In the event that a fund is added to the Stone Harbor Investment Funds trust (a “New Fund”), the portfolio holdings of a New Fund shall be disclosed pursuant to this Section A if Stone Harbor’s Chief Compliance Officer or General Counsel, or an officer of the New Fund in consultation with Stone Harbor’s Chief Compliance Officer or General Counsel, determines such disclosure to be appropriate. Such determination shall be presented to the Board of Trustees at the next quarterly meeting. There is no requirement that, in a manner similar to that set forth in paragraph 2 above, (a) all Funds post portfolio holdings on a monthly basis or (b) any New Fund post portfolio holdings promptly following the New Fund’s date of inception.

B.	Disclosures of other information related to portfolio holdings

A large amount of the Funds’ shareholders are institutional investors, and generally do not engage in the levels of trading that other fund complexes may experience (particularly those with a large number of retail investors). Stone Harbor believes that in consideration of the type and number of Funds’ shareholders and of the types of securities in which the Funds invest, the release of certain portfolio information does not advantage the recipients of such information relative to shareholders that do not receive the same information or receive it at a later point in time; nor does Stone Harbor believe that the Funds are disadvantaged by such disclosure.

For purposes of these policies and procedures, only information that identifies specific securities in a Fund’s portfolio is considered to be “portfolio holdings” information. Information about the Funds that does not directly identify specific securities owned by of the Funds, such as, for example, industry sector information, country allocation information, performance attribution or average portfolio credit quality, is not considered “portfolio holdings” information and, as such, is not subject to the policies and procedures described herein. In certain instances, prior to the date that a Fund’s holdings are available publicly, attribution information may indirectly provide information that could potentially allow the recipient to identify the underlying holdings of such Fund, such as, for example, if a benchmark used in an attribution chart only holds a single security from a particular country. Stone Harbor does not believe that providing such limited holdings information would likely result in harm to any Fund or give the recipient of such information any advantage relative to other shareholders or prospective shareholders in connection with decisions to purchase, sell or hold Fund shares. Stone Harbor periodically shall review the information that it has provided in investor reports or marketing material to make a determination that the dissemination of such information did not likely cause harm to investors, potential investors or a Fund.

C.	Disclosure of portfolio holdings to Fund Service Providers and other parties

Disclosure of a Fund’s portfolio holdings information, including current portfolio holdings information, specific individual security holdings or top ten holdings that is not publicly available (“Confidential Portfolio Information”) may be made to Stone Harbor or to a Fund’s custodian, transfer agent, administrator and principal underwriter on a regular basis. In addition, to the extent permitted under applicable law, Stone Harbor may regularly distribute (or authorize the custodian or principal underwriter to distribute) such Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) (“Service Providers”) that require access to such information in order to fulfill their contractual duties with respect to the Funds and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that Stone Harbor believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Policies, Confidential Portfolio Information may not be disseminated for compensation or other consideration. Confidential Portfolio Information does not include aggregated portfolio information which Stone Harbor believes will not allow the recipient to determine the Funds’ individual securities positions.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, Stone Harbor’s General Counsel or Chief Compliance Officer (or persons designated by Stone Harbor’s General Counsel or Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to the provisions of these Policies may only be made if Stone Harbor’s Chief Compliance Officer or General Counsel, or an officer of the Funds in consultation with Stone Harbor’s Chief Compliance Officer or General Counsel, determines that the exception is being made for a legitimate business purpose, and must be reported to the Board of Trustees on a quarterly basis.

Stone Harbor shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with these Policies. As part of this responsibility, Stone Harbor will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by Stone Harbor may be subject to different portfolio holdings disclosure policies, and neither Stone Harbor nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Because the Emerging Markets Debt Blend Fund has not commenced operations, as of the date of this SAI, there is no information on specific brokerage transactions or commission costs for that Fund.

The table below shows the brokerage commissions paid by the Funds for the periods indicated.

	For the Fiscal Year Ended May 31, 2020	For the Fiscal Year Ended May 31, 2019	For the Fiscal Year Ended May 31, 2018
Stone Harbor Emerging Markets Debt Fund	$-	$-	$-
Stone Harbor High Yield Bond Fund	$-	$-	$ 966
Stone Harbor Local Markets Fund	$-	$-	$-
Stone Harbor Emerging Markets Corporate Debt Fund	$-	$-	$-
Stone Harbor Investment Grade Fund	$-	$-	$
Stone Harbor Strategic Income Fund	$3,955	$3,679	$ 2,782
Stone Harbor Emerging Markets Debt Allocation Fund	$-	$-	$

The table below shows the brokerage commissions paid by the Funds to an affiliated broker of the Trust or the periods indicated.

	For the Fiscal Year Ended May 31, 2020	For the Fiscal Year Ended May 31, 2019	For the Fiscal Year Ended May 31, 2018
Stone Harbor Emerging Markets Debt Fund	$-	$-	$-
Stone Harbor High Yield Bond Fund	$-	$-	$-
Stone Harbor Local Markets Fund	$-	$-	$-
Stone Harbor Emerging Markets Corporate Debt Fund	$-	$-	$-
Stone Harbor Investment Grade Fund	$-	$-	$-
Stone Harbor Strategic Income Fund	$-	$-	$-
Stone Harbor Emerging Markets Debt Allocation Fund	$-	$-	$-

The Funds may from time to time purchase securities issued by the Trust’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. As of May 31, 2020, none of the Funds held securities of the Trust’s regular broker-dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. ALPS Fund Services, Inc., the Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into two share classes – Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. Each class of shares bears expenses specifically allocated to that class as well as its allocable share of Fund- and Trust-level expenses. Any general expenses of the Funds that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. While the expenses of each Fund are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds.

Purchase of Shares

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial and subsequent investments in the Funds are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Funds’ Transfer Agent, along with a detachable stub from your statement of account (or a letter providing the account number). Shareholders should be sure to write the relevant Fund name and the account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of each Fund may be purchased on any day that Fund shares are priced at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the relevant Fund receives a completed application (and other required documents) in good order and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any Fund to become effective on a particular day that Fund shares are priced, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-866-699-8125 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the relevant Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

Payment in Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, a Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for such Fund and in a sufficient amount for efficient management.

A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges (if any), and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund’s share price. A Fund will only accept securities which are delivered in proper form. For U.S. federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while such Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a Fund except when authorized to do so and in accordance with specific instructions received from the Adviser.

Purchase Procedures for Distributor Class Shares. Distributor Class Shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

The price of the Funds’ shares and the valuation of Fund assets are discussed in “Net Asset Value” below.

Redemption of Shares

If a Fund determines that it is in the best interests of the remaining shareholders of such Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in-kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Fund may deem fair and equitable. For example, a Fund may also meet redemption requests through a redemption in-kind if the redemption represents a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders or the operation of the Fund. Redemptions of shares are generally taxable to shareholders whether satisfied in cash or in kind. A shareholder who receives a distribution in-kind may further incur a brokerage commission or taxable gain or loss for income tax purposes upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in-kind is not as liquid as a cash redemption.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

An irrevocable election has been filed pursuant to Rule 18f-1 under the of 1940 Act, wherein each Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of such Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election.

Redemption Procedures. Each Fund will redeem all full and fractional shares of such Fund upon request received in good order on any day that Fund shares are priced at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any day that Fund shares are priced, the redemption will be effective on the date of receipt. If the notice is received on a day which Fund shares are not priced or after the time at which the Funds value their shares (normally, the close of regularly scheduled trading on the NYSE), the redemption notice will be deemed received as of the next business day. The Funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the applicable Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request in good order (as described in the Prospectus) from the registered owner(s) signed exactly as shares are registered. Medallion signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which medallion signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding medallion signature guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Redemption By Wire. If redemption by wire has been elected in the purchase application, shares may be redeemed on any day that Fund shares are priced upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the application) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 1-866-699-8125. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Redemption Procedures for Distributor Class Shares. Distributor Class Shares are held by plan sponsors or other Fund intermediaries who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

Small Accounts. Each Fund reserves the right, upon not less than 30 days’ written notice, to redeem shares in an account which has a value of $1,000,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. Subject to the Funds’ right to reject a purchase of shares of any reason, the Funds currently intend that any shareholder affected by the exercise of this right will be given a reasonable opportunity to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Exchange of Shares

Shareholders may exchange all or part of their shares of one Stone Harbor Investment Fund for shares of another Stone Harbor Investment Fund. The value of the shares exchanged must meet the investment minimum of the Stone Harbor Investment Fund into which the investor is exchanging.

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. Neither the Funds, the Transfer Agent nor the Distributor (as defined below) will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds, the Transfer Agent and the Distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Transfer Agent and the Distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a Fund to acquire shares in a Stone Harbor Investment Fund with a different investment objective when they believe that a shift between Stone Harbor Investment Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Stone Harbor Investment Fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Stone Harbor Investment Fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Stone Harbor Investment Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for U.S. federal income tax purposes. The price of the shares of the Stone Harbor Investment Fund into which shares are exchanged will determine the holder’s cost basis in such Stone Harbor Investment Fund shares.

Additional Information Regarding Exchanges. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if a Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other Stone Harbor Investment Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a Fund directly or through service agents.

Each Fund has the right to change, revoke or suspend the exchange privilege. During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase another Stone Harbor Investment Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Stone Harbor Investment Fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable Fund or the Transfer Agent for further details.

Notice Regarding Unclaimed Property

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state. Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notification by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on the state’s official website.

Distribution and Services (12b-1) Plans for Distributor Class Shares

As described in the Prospectus, the Funds have adopted Distribution and Services Plans (“Plans”) for their Distributor Class Shares (the “Classes,” or each, a “Class”). The Plans, among other things, permit the Distributor Share Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.50% of the assets of the Distributor Class, in its role as principal underwriter of the shares of such class so that the Distributor may in turn pay all or any portion of such payments to intermediaries as compensation with respect to the sale of shares of the Distributor Class, or for providing personal services to investors in shares of the Distributor Class or the maintenance of shareholder accounts. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the distribution agreement with the Distributor) was approved by the Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) (“Independent Trustees”) and who have no direct or indirect financial interest in the operations of the Plans or the distribution agreement. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for distribution, marketing, and/or on-going shareholder services performed by such entities for their customers who are shareholders in the Funds. Payments under these Plans also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel and interest, carrying or other financing charges. The Trust believes that the Plans may benefit the Trust by increasing net sales of the Funds (or reducing net redemptions), potentially allowing the Funds to benefit from economies of scale. As of the date of this SAI, Distributor Class Shares of the Funds have not yet been sold, and no 12b-1 fees have been paid under the Plans.

Each Plan may be terminated by vote of a majority of the “qualified” Trustees, as defined in the Plans, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be materially amended by vote of the Board of Trustees as well as the “qualified” Trustees voting separately, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plans and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of the Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Trust is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942	Chairman of Audit Committee; Trustee	2007	Columbia University Associate Professor, 2000-2017; Consultant, 1991-Present.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi-Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets and NB Crossroads Private Markets Funds (3 funds)	Significant experience on Board of Trustees of the Trust and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon 1933	Trustee	2007	Retired.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan 1947	Trustee	2007	Retired.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.
Glenn Marchak 1956	Trustee	2015	Consultant and Private Investor.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

Significant experience as a member of the boards of New York Stock Exchange traded closed-end management investment companies and/or other business organizations, including serving as Chairman of such funds’ audit committees.

Executive and portfolio management experience in the financial, investment management and mutual fund industries. Public accounting experience.

Bruce Speca 1956	Trustee	2016	Trustee, Frost Family of Funds (2019-Present); Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present).	10	Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Emerging Markets Income Fund, The Advisors’ Inner Circle Fund (45 funds), The Advisors’ Inner Circle Fund II (19 funds), Bishop Street Funds (2 funds), The KP Funds (15 funds) and Frost Family of Funds (8 Funds)	Significant experience as a member of the boards of other registered investment companies. Executive and portfolio management experience in the financial, investment management and mutual fund industries.

INTERESTED TRUSTEE

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Peter J. Wilby* 1958	Chairman; Trustee	Since July 20, 2020	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

Significant experience in the financial industry, including as Co-Chief Investment Officer and Managing Partner of Stone Harbor; Chief Investment Officer of North American Fixed Income at Citigroup Asset Management; and portfolio management and other financial experience.

*	Mr. Wilby is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

(1)	Each Trustee serves until retirement, resignation or removal from the Board.

(2)	For purposes of this table, the Stone Harbor Fund Complex includes the Trust, and the Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	2007	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
Jeffrey S. Scott 1959	Chief Compliance Officer	2007	Since April 2006, Chief Compliance Officer of Stone Harbor.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	2014	Since January 2020, Chief Financial Officer of Stone Harbor; from 2008-2019, Controller of Stone Harbor.
Amanda Suss 1969	Treasurer	2014	Since July 2011, Senior Finance Associate of Stone Harbor.
Adam J. Shapiro 1963	Chief Legal Officer; Secretary/ Anti-Money Laundering Officer	2007	Since April 2006, General Counsel of Stone Harbor.
Vilma DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, ALPS, since 2013.

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

None of the Independent Trustees or their immediate family members owns securities in the Adviser or Distributor, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

Qualifications of Trustees

Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees. The Board oversees the management and operations of the Trust’s affairs. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Trust operations. The Trust’s management also provides periodic updates between meetings.

Board Structure and Leadership. The Board consists of six Trustees, five of whom are Independent Trustees. The Chairman of the Board, Peter Wilby, serves as a portfolio manager for various investment vehicles advised or sponsored by the Adviser. Mr. Wilby is an interested Trustee (“Interested Trustee”) because of his position with the Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Trust does not have a lead Independent Trustee. However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Independent Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of Funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Wilby’s additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser and of the Funds.

Audit Committee. The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee members, all of whom are Independent Trustees, are: Alan Brott (Chairman), Patrick Sheehan, Heath B. McLendon, Glenn Marchak, and Bruce Speca. The Audit Committee of the Board met four times during the fiscal year ended May 31, 2020.

Nominating Committee. The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the relevant Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each Fund’s shareholders when a vacancy becomes available. Members of the Nominating Committee are currently: Alan Brott, Patrick Sheehan, Heath B. McLendon, Glenn Marchak and Bruce Speca. The Nominating Committee of the Board met once during the fiscal year ended May 31, 2020.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser is primarily responsible for management of each Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of such Fund, including its investment risks.

Because the Emerging Markets Debt Blend Fund has not commenced operations as of the date of this SAI, none of the Trustees owns beneficially or of record any shares of that Fund. As of December 31, 2019, the dollar range of equity securities beneficially owned by the Interested Trustee and the Independent Trustees in all funds in the “Family of Investment Companies” (as defined below) overseen by the Board were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds								Aggregate Dollar Range of Equity Securities in All
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund	Investment Grade Fund	Strategic Income Fund	Emerging Markets Debt Allocation Fund	Emerging Markets Debt Blend Fund	Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Peter J. Wilby	None	None	None	None	None	Over $100,000	None	None	Over $100,000

Independent Trustee	Dollar Range of Equity Securities in the Funds
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund	Investment Grade Fund	Strategic Income Fund	Emerging Markets Debt Allocation Fund	Emerging Markets Debt Blend Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex(1)
Alan Brott	None	None	None	None	None	None	None	None	$10,001- $50,000
Patrick Sheehan	None	None	None	None	None	None	None	None	$10,001- $50,000
Heath B. McLendon	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001-$100,000	$10,001- $50,000	None	None	Over $100,000
Glenn Marchak	None	None	None	None	None	None	None	None	None
Bruce Speca	None	None	None	None	None	None	None	None	None

(1)	The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, closed-end funds advised by the Adviser.

Remuneration of Trustees

The Stone Harbor Fund Complex pays each Independent Trustee an aggregate fee of $84,000 per year and $250 for each additional meeting (after the four quarterly meetings) of the Board of Trustees in which that Trustee participated. In addition, if an Independent Trustee attends more than eight in-person meetings in any rolling 12-month period, the Independent Trustee will receive $2,500 per in-person meeting starting with the ninth meeting. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as Chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund in the Fund Complex, except that fees for additional meetings may be allocated to specific funds if the additional meetings relate only to such funds. Interested Trustees are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation from a Fund for performing the duties of their office. For the fiscal year ended May 31, 2020, the Independent Trustees received the following compensation:

	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEE[1]
Alan Brott	$78,691	None	None	$89,000
Heath McLendon	$74,270	None	None	$84,000
Patrick Sheehan	$74,270	None	None	$84,000
Glenn Marchak	$74,270	None	None	$84,000
Bruce Speca	$74,270	None	None	$84,000

[1]	The term “Fund Complex” as used herein includes the Funds and Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, closed-end funds advised by the Adviser.

The Trust does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

INVESTMENT ADVISER

As stated above, each Fund retains Stone Harbor Investment Partners LP to act as its investment adviser (“Stone Harbor” or the “Adviser”). The Adviser serves as the investment adviser to numerous individuals and institutions and other investment companies.

Stone Harbor serves as the Adviser to the Emerging Markets Debt Fund and High Yield Bond Fund pursuant to management contracts dated as of June 21, 2007, as the Adviser to the Local Markets Fund pursuant to a management contract dated as of April 19, 2010, as the Adviser to the Emerging Markets Corporate Debt Fund pursuant to a management contract dated as of October 20, 2010, as the Adviser to the Investment Grade Fund and Strategic Income Fund pursuant to management contracts dated as of April 17, 2013 and as the Adviser to the Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund pursuant to management contracts dated as of July 16, 2014. Pursuant to the applicable management contract, the Adviser manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to each Fund’s officers and Trustees regularly. The Adviser also manages, supervises and conducts the other affairs and business of each Fund and matters incidental thereto (except for such activities which are conducted by the Funds’ other service providers) and provides the office space, facilities, equipment and personnel necessary to perform such services. In addition, the Adviser pays the compensation of each Fund’s officers, employees and Trustees affiliated with the Adviser. Each Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.

As compensation for its services, pursuant to each applicable management contract, the Emerging Markets Debt Fund pays the Adviser a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets, the High Yield Bond Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets, the Local Markets Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets, the Emerging Markets Corporate Debt Fund pays the Adviser a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets, the Investment Grade Fund pays the Adviser a monthly fee at an annual rate of 0.35% of the Fund’s average daily net assets, the Strategic Income Fund pays the Adviser a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets, the Emerging Markets Debt Allocation Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the Fund’s average daily net assets and the Emerging Markets Debt Blend Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the Fund’s average daily net assets. Because the Emerging Markets Debt Blend Fund had not commenced operations as of the date of this SAI, information on advisory fees paid by that Fund is not included in this SAI.

The table below shows the advisory fees paid for the periods indicated:

	For the Fiscal Year	For the Fiscal Year	For the Fiscal Year
	Ended May 31, 2020	Ended May 31, 2019	Ended May 31, 2018
Stone Harbor Emerging Markets Debt Fund
Gross Advisory Fees	$6,830,363	$7,143,932	$7,546,189
Waiver of Fees	$0	$0	$0
Reimbursement of Expenses	$0	$0	$0
Net Advisory Fees	$6,830,363	$7,143,932	$7,546,189
Stone Harbor High Yield Bond Fund
Gross Advisory Fees	$392,597	$452,536	$638,587
Waiver of Fees	($172,784)	($168,393)	($139,187)
Reimbursement of Expenses	$0	$0	$0
Net Advisory Fees	$219,813	$284,143	$499,400
Stone Harbor Local Markets Fund
Gross Advisory Fees	$3,534,555	$7,240,832	$7,809,080
Waiver of Fees	$0	$0	$0
Reimbursement of Expenses	$0	$0	$0
Net Advisory Fees	$3,534,555	$7,240,832	$7,809,080
Stone Harbor Emerging Markets Corporate Debt Fund
Gross Advisory Fees	$143,413	$112,012	$101,527
Waiver of Fees	($143,413)	($112,012)	($101,527)
Reimbursement of Expenses	($15,214)	($38,038)	($39,977)
Net Advisory Fees	($15,214)	($38,038)	($39,977)
Stone Harbor Investment Grade Fund
Gross Advisory Fees	$38,677	$36,616	$42,819
Waiver of Fees	($38,677)	($36,616)	($42,819)
Reimbursement of Expenses	($122,707)	($121,151)	($113,633)
Net Advisory Fees	($122,707)	($121,151)	($113,633)
Stone Harbor Strategic Income Fund
Gross Advisory Fees	$177,997	$176,350	$201,933
Waiver of Fees	($177,997)	($176,350)	($201,933)
Reimbursement of Expenses	($158,896)	($155,225)	($143,953)
Net Advisory Fees	($158,896)	($155,225)	($143,953)
Stone Harbor Emerging Markets Debt Allocation Fund
Gross Advisory Fees	$203,937	$204,676	$205,093
Waiver of Fees	($203,937)	($204,676)	($205,093)
Reimbursement of Expenses	($144,465)	($134,615)	($130,941)
Net Advisory Fees	($144,465)	($134,615)	($130,941)

As described in the Prospectus under “Fund Summaries,” the Adviser has agreed to limit certain of the Funds’ expenses until September 30, 2021.

Under the terms of the management contract between each Fund and the Adviser, the Adviser shall not be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, each Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Pursuant to a Fund Accounting and Administration Agreement with Stone Harbor Investment Funds (the “Trust”), ALPS Fund Services, Inc., with principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as administrator to the Funds (“ALPS” or the “Administrator”) and pays expenses incurred in connection with its administrative activities.  As Administrator, ALPS provides certain services, including: assisting in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by them; compiling data for and preparing notices and shareholder reports to the SEC; calculating each Fund's daily net asset value (“NAV”); preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring each Fund’s expense accruals; monitoring compliance with each Fund’s investment policies and limitations; and generally assisting in each Fund’s operations. Because the Emerging Markets Debt Blend Fund has not commenced operations as of the date of this SAI, information on administrative services fees paid by that Fund is not included in this SAI.

The table below shows the administrative fees paid by certain Funds to ALPS for the periods indicated:

	For the Fiscal Year Ended May 31, 2020	For the Fiscal Year Ended May 31, 2019	For the Fiscal Year Ended May 31, 2018
Stone Harbor Emerging Markets Debt Fund
Gross Administration Fees	$656,408	$639,653	$652,813
Waiver of Fees	$-	$-	$ -
Net Administration Fees	$656,408	$639,653	$652,813
Stone Harbor High Yield Bond Fund
Gross Administration Fees	$51,500	$57,787	$66,300
Waiver of Fees	$-	$-	$ -
Net Administration Fees	$51,500	$57,787	$66,300
Stone Harbor Local Markets Fund
Gross Administration Fees	$274,122	$519,766	$540,574
Waiver of Fees	$-	$-	$-
Net Administration Fees	$274,122	$519,766	$540,574
Stone Harbor Emerging Markets Corporate Debt Fund
Gross Administration Fees	$16,278	$16,898	$6,202
Waiver of Fees	$-	$-	$ -
Net Administration Fees	$16,278	$16,898	$6,202
Stone Harbor Investment Grade Fund
Gross Administration Fees	$13,086	$15,462	$6,352
Waiver of Fees	$-	$-	$ -
Net Administration Fees	$13,086	$15,462	$6,352
Stone Harbor Strategic Income Fund
Gross Administration Fees	$26,501	$25,637	$19,067
Waiver of Fees	$-	$-	$-
Net Administration Fees	$26,501	$25,637	$19,067
Stone Harbor Emerging Markets Debt Allocation Fund
Gross Administration Fees	$21,668	$20,886	$15,213
Waiver of Fees	$-	$-	$-
Net Administration Fees	$21,668	$20,886	$15,213

SECURITIES LENDING ACTIVITIES

The Funds did not lend any of their portfolio securities during the most recent fiscal year.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser, believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of such Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with a Fund’s investment objective. Information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 is available without charge, (1) upon request, by calling 1-866-699-8125 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of August 31, 2020, the following shareholders owned 5% or more of the outstanding shares of each Fund as listed below:

FUND NAME	Address	Percentage	Ownership Type
Stone Harbor Emerging Markets Debt Allocation Fund – Institutional Class	Charles Schwab & Co., Inc. San Francisco, CA	27.01%	Record
Stone Harbor Emerging Markets Debt Allocation Fund – Institutional Class	MSCS Financial Services, LLC Denver, CO	51.14%	Record
Stone Harbor Emerging Markets Debt Allocation Fund – Institutional Class	US Bank, N.A. Milwaukee, WI	14.86%	Record
Stone Harbor Emerging Markets Debt Fund – Institutional Class	National Financial Services, LLC Boston, MA	17.15%	Record

Stone Harbor Emerging Markets Debt Fund – Institutional Class	Ernst & Young Brooklyn, NY	12.17%	Record
Stone Harbor Emerging Markets Debt Fund – Institutional Class	Mellon Bank Pittsburgh, PA	22.14%	Record
Stone Harbor Emerging Markets Debt Fund – Institutional Class	US Bank N.A. Milwaukee, WI	6.42%	Record
Stone Harbor Emerging Markets Debt Fund – Institutional Class	MSCS Financial Services, LLC Denver, CO	14.14%	Record
Stone Harbor Emerging Markets Corporate Debt Fund – Institutional Class	Stone Harbor Strategic Income Fund New York, NY	26.92%	Beneficial
Stone Harbor Emerging Markets Corporate Debt Fund – Institutional Class	Zenith American Solutions Seattle, WA	72.83%	Record
Stone Harbor High Yield Fund – Institutional Class	National Financial Services, LLC Boston, MA	7.74%	Record
Stone Harbor High Yield Fund – Institutional Class	Stone Harbor Strategic Income Fund New York, NY	14.71%	Beneficial
Stone Harbor High Yield Fund – Institutional Class	IMF Staff Retirement Plan Washington DC	44.38%	Record
Stone Harbor High Yield Fund – Institutional Class	Dallas County Hospital District Dallas TX	25.59%	Record
Stone Harbor Investment Grade Fund – Institutional Class	Stone Harbor Strategic Income Fund	99.88%	Beneficial
Stone Harbor Local Markets Fund – Institutional Class	National Financial Services, LLC Boston, MA	38.41%	Record
Stone Harbor Local Markets Fund – Institutional Class	Babson College Wellesley Hills, MA	6.31%	Record

Stone Harbor Local Markets Fund – Institutional Class	US Bank Milwaukee, WI	6.38%	Record
Stone Harbor Local Markets Fund – Institutional Class	Stone Harbor Emerging Markets Debt Allocation Fund New York, NY	9.24%	Beneficial
Stone Harbor Local Markets Fund – Institutional Class	MSCS Financial Services, LLC Denver, CO	14.32%	Record
Stone Harbor Strategic Income Fund – Institutional Class	National Financial Services, LLC Boston, MA	6.60%	Record
Stone Harbor Strategic Income Fund – Institutional Class	P. Wilby Princeton JCT, NJ	12.68%	Beneficial
Stone Harbor Strategic Income Fund – Institutional Class	D. Torchia & C. Torchia New York, NY	6.78%	Beneficial
Stone Harbor Strategic Income Fund – Institutional Class	US Bank N.A. Milwaukee, WI	73.90%	Record

Management Ownership: With the exception of the Strategic Income Fund, as of September 1, 2020, the Trustees and officers of the Funds, as a group, did not own any of the outstanding shares of any Fund. Trustees and officers owned approximately 10% of the Strategic Income Fund’s outstanding shares.

Because the Emerging Markets Debt Blend Fund has not commenced operations, as of the date of this SAI, there are no shareholders of that Fund.

DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and without a sales charge through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Funds. The Distributor is not obligated to sell any specific amount of Fund shares. During the fiscal years ended May 31, 2018, May 31, 2019 and May 31, 2020 the Distributor did not receive any commissions or other compensation.

EXPENSES

Each Fund’s expenses include taxes, interest, fees and salaries of such Trustees and officers who are not trustees, officers or employees of such Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of May 31, 2020.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, as of May 31, 2020, for each portfolio manager, the number of accounts (other than the Funds) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown were subject to fees based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	6 [1]	1,570	41 [2]	6,438	38 [3]	8,359
James Craige, CFA	4	841	28 [2]	4,200	27	7,253
William Perry	4	841	28 [2]	4,200	27	7,253
Kumaran Damodaran, PhD	4	841	19 [2]	3,788	22	6,384
Stuart Sclater-Booth	4	841	19 [2]	3,788	22	6,384
David Oliver, CFA	4	841	19 [2]	3,788	22	6,384
Matthew Kearns, CFA	0	-	9	405	5	849
Hunter Schwarz	0	-	9	405	5	849
Catherine Nolan	0	-	9	405	5	849
Dan Berkery, CFA	0	-	9	405	5	849
David Torchia	2 [1]	729	13 [4]	2,239	11 [3]	1,106
Roger Lavan, CFA	2 [1]	729	13 [4]	2,239	11 [3]	1,106
David Scott	2 [1]	729	13 [4]	2,239	11 [3]	1,106

#	of Accounts does not include investors in Stone Harbor's pooled vehicles.
[1]	One RIC of total market value $35 million is subject to a performance-based fee.
[2]	One segregated account of total market value $180 million is subject to a performance-based advisory fee.
[3]	One segregated account of total market value $14 million is subject to a performance-based advisory fee. Assets for multi-sector mandates do not include portions of accounts that are invested in pooled vehicles.
[4]	Assets for multi-sector mandates do not include portions of accounts that are invested in pooled vehicles.

PORTFOLIO MANAGER COMPENSATION

The Adviser is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Funds’ portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. The benchmark for the Emerging Markets Debt Fund is the JPMorgan EMBI Global Diversified Index, the benchmark for the High Yield Bond Fund is the ICE BofA ML US High Yield Constrained Index, the benchmark for the Local Markets Fund is the JPMorgan GBI-EM Global Diversified Index, the benchmark for the Emerging Markets Corporate Debt Fund is the JPMorgan CEMBI Broad Diversified Index, the benchmark for the Investment Grade Fund is the Bloomberg Barclays U.S. Aggregate Index and the benchmark for the Strategic Income Fund is the Bloomberg Barclays Global Credit Index (hedged to U.S. dollar). The benchmarks for the Emerging Markets Debt Allocation Fund are the JPMorgan EMBI Global Diversified Index, the JPMorgan GBI-EM Global Diversified Index, and a blend of 50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index and the benchmark for the Emerging Markets Debt Blend Fund is a blend of 50% JPMorgan GBI-EM Global Diversified Index, 40% JPMorgan EMBI Global Diversified Index, and 10% JPMorgan CEMBI Broad Diversified Index. All employees also participate in firm profit-sharing.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest will arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above, and when a Fund is weighing investments into the underlying funds.

The Adviser serves as investment adviser to various clients other than the Funds, including institutional separate accounts and other U.S. and non-U.S. pooled investment vehicles. Some of these clients pursue strategies that are substantially similar or nearly identical to investment strategies pursued by a Fund. This “side-by-side” management gives rise to various potential or actual conflicts of interest. For example, one client may be seeking to invest in (or divest from) the same securities at the same time as a Fund. The Adviser maintains procedures for the fair allocation of trades among its clients, it may have an incentive to favor some clients over others, particularly where the Adviser is acting for a client account whose management fee depends on the performance of the account.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that will arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include, but are not limited to:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict will be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that is suitable for multiple funds and/or accounts, the opportunity will generally be allocated among these several funds or accounts, which will limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. A portfolio manager may determine that an investment opportunity is appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager could place separate transactions for one or more funds or accounts which will affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers will be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which can result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest will arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager will be motivated to help certain funds and/or accounts over others, such as when a Fund is determining allocation among underlying funds. The portfolio manager will be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, will influence the portfolio manager to lend preferential treatment to those funds and/or accounts that most significantly benefit the portfolio manager. Similar influences will apply when a portfolio manager is determining whether to pursue its investment strategies through underlying funds or directly.

Related Business Opportunities. The Adviser or its affiliates provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager will benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Fund securities by each portfolio manager as of May 31, 2020.

FUND	PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES
Emerging Markets Debt Fund	Peter J. Wilby	None
	James E. Craige	None
	David A. Oliver	None
	Kumaran Damodaran	None
	William Perry	None
	Stuart Sclater-Booth	None
High Yield Bond Fund	Peter J. Wilby	None
	James E. Craige	None
	Dan Berkery	None
	Catherine Nolan	None
	Matthew Kearns	None
	William Perry	None
	Hunter Schwarz	None

Local Markets Fund	Peter J. Wilby	None
	James E. Craige	None
	David A. Oliver	None
	Kumaran Damodaran	None
	William Perry	None
	Stuart Sclater-Booth	None
Emerging Markets Corporate Debt Fund	Peter J. Wilby	None
	James E. Craige	None
	David A. Oliver	None
	Kumaran Damodaran	None
	William Perry	None
	Stuart Sclater-Booth	None
Investment Grade Fund	Peter J. Wilby	None
	James E. Craige	None
	David Torchia	None
	Roger Lavan	None
	David Scott	None
Strategic Income Fund	Peter J. Wilby	Over $1 million
	David Torchia	Over $1 million
	Roger Lavan	Over $1 million
	David Scott	None
	James E. Craige	None
Emerging Markets Debt Allocation Fund	Peter J. Wilby	None
	James E. Craige	None
	David A. Oliver	None
	Kumaran Damodaran	None
	William Perry	None
	Stuart Sclater-Booth	None

As of the date of this SAI, there were no outstanding shares of the Emerging Markets Debt Blend Fund; thus, ownership of that Fund’s securities by each portfolio manager is not provided.

NET ASSET VALUE

The following is a summary description of the procedures used by each Fund in valuing its assets. Additional detail is included in the Prospectus. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value (“NAV”) per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time). With respect to each Fund, such calculation is determined on each day that the NYSE and the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the SEC.

The procedures used to value the Funds’ assets are described in the Prospectus. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at that day’s exchange rate. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Available cash is generally invested into a money market fund by the Funds’ custodian, and is valued at the latest NAV per share as reported by the Funds’ administrator. Other securities and other assets of a Fund, as well as securities whose prices are unavailable or deemed by the Adviser to be unreliable, may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

DISTRIBUTIONS AND TAXES

In General

It is the policy of each Fund to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the policy of each Fund to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers, as “capital gain dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of a Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. However, shareholders, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by a Fund on or before the record date for such dividend or distribution.

If a shareholder elects to receive his or her dividends in cash and the dividend checks sent to the shareholder are returned “undeliverable” to the Fund or remain uncashed for six months, the shareholder’s cash election will automatically be changed and the shareholder’s future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Taxation of the Funds

Each Fund has elected or intends to elect, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”), and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the U.S. Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If a Fund were to fail to meet the income, diversification or distribution test described above, such Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” in the case of shareholders taxed as individuals provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the shareholders.

Foreign currency gains are generally treated as “qualifying income” for purposes of the 90% test described in (i) above. There is a possibility that the U.S. Treasury Department will issue regulations (possibly retroactively) excluding a Fund’s foreign currency gains from the definition of “qualifying income” to the extent that such income is not directly related to a Fund's principal business of investing in stock or securities. This could affect the qualification of a Fund as a RIC.

Each Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of the Fund’s ordinary income for such year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus undistributed amounts from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, each Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. A Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Each Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). None of the Funds expects a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If a Fund receives dividends from another mutual fund, ETF or another company that qualifies as a RIC, including the underlying funds (as defined in the prospectus) (each, an “underlying RIC”), and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying RIC. If the Fund receives dividends from an underlying RIC, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying RIC. If an underlying fund were to fail to qualify for treatment as a RIC for a taxable year, no portion of the distributions from such underlying fund would qualify for treatment as “qualified dividend income” or for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates, to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of a Fund. A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of the preceding year.

If, in and with respect to any taxable year, a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding or other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (which for this purpose includes foreign governments), the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in underlying RICs (as defined above), the Fund is also permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Investments in Underlying Funds

Because each of Strategic Income Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund will invest all or a substantial portion of its assets in shares of the underlying funds (as defined in the prospectus) each such Fund’s distributable income and gains will normally consist entirely or substantially of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund investing in it will not be able to benefit from those losses until and only to the extent that (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when such a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, such a Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions deriving from net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to sales by any of Strategic Income Fund, Emerging Markets Debt Allocation Fund or Emerging Markets Debt Blend Fund of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by such a Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in such Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that any of Strategic Income Fund, Emerging Markets Debt Allocation Fund or Emerging Markets Debt Blend Fund will be required to distribute to shareholders will be greater than such amounts would have been had that Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from any of Strategic Income Fund, Emerging Markets Debt Allocation Fund or Emerging Markets Debt Blend Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had such Fund invested directly in the securities held by the underlying funds.

If a Fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate Fund-level tax. As a result, the Fund could be required at times to sell other investments in order to obtain cash necessary to satisfy its distribution requirements under the Code, including when it is not advantageous to do so. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Funds in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The U.S. Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium - the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Funds may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, a Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. This additional charge cannot be eliminated by making distributions to a Fund’s shareholders. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require a Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs will decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

REMICs

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. No Fund has yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Distributions by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look through” rule, any distribution by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USPRI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Funds generally do not expect that they will be QIEs.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The U.S. Treasury and IRS have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

DESCRIPTION OF THE TRUST

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency and servicing expenses.

Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Board may designate. The Board may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the Trust or a Fund upon written notice to its shareholders.

Voting Rights

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. To the extent required by the 1940 Act, each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will undertake to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (i) affects the power of shareholders to vote, (ii) amends the section of the Declaration of Trust governing amendments, (iii) is one for which a vote is required by law or by the Trust’s registration statement or (iv) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. State Street Bank and Trust Company (the “Custodian”), located at 225 Franklin Street, Boston, MA, 02171 (“State Street”), serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for each of the Funds (the “Transfer Agent”).  As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

Counsel. Ropes & Gray LLP serves as counsel to the Funds and is located at 1211 Avenue of the Americas, New York, NY 10036.

PERFORMANCE INFORMATION

Yield and Total Return. Each Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Independent Registered Public Accounting Firm for the Funds. The Trust’s Annual Report to Shareholders of the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund and Emerging Markets Debt Allocation Fund for the fiscal year ended May 31, 2020 has been filed with the SEC on Form N-CSR.  The financial statements and notes thereto in such Annual Report (the “Financial Statements”) are incorporated by reference into this SAI.  The Financial Statements and Independent Registered Public Accounting Firm’s report thereon in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Because the Emerging Markets Debt Blend Fund had not commenced operations as of May 31, 2020, the fiscal year end of the Funds, there are no financial statements for that Fund. When financial statements for Emerging Markets Debt Blend Fund become available, they will be available without charge upon request by calling 1-866-699-8125.

APPENDIX A
DESCRIPTION OF securities RATINGS

The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Funds’ overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Funds’ use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Funds does not mean that all securities held by the Funds will be rated in that category or higher. The Funds’ investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P, Fitch, DBRS or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Funds’ assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s, Fitch’s and DBRS’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's Global Long-Term Rating Scale:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. *

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-2

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Inc.’s Ratings Services

Issue Credit Rating Definitions

An S&P Global Ratings (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-3

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR: This indicates that a rating has not been assigned or is no longer assigned..

Short-Term Issue Credit Ratings

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-4

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: 'cir' qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

Public information ratings: 'pi' qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non credit-related risks. S&P discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch

Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation (please see section Specific Limitations Relating to Credit Rating Scales for details). Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services. Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Long-Term Credit Ratings

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

●	the formal announcement by the issuer or their agent of a distressed debt exchange;

●	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

●	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

●	has not otherwise ceased operating.

This would include:

●	the selective payment default on a specific class or currency of debt;

●	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

●	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;

●	ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category “AA” has three notch-specific rating levels (“AA+”; “AA”; “AA-” ; each a rating level). Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

[1]	A long-term rating can also be used to rate an issue with short maturity.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings.

●	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transaction) default, except in the following cases:

○	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

○	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

●	The ratings do not opine on any quality related to a transaction‘s profile other than the agency‘s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

●	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

●	The ratings do no opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Rating Actions

Affirmations*

The rating has been reviewed with no change in rating. Rating affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

b. ‘Paid-In-Full’ –Denoted as ‘PIF’. This action indicates that the issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Assignment (New Rating)*

A rating has been assigned to a previously unrated issuer or issue.

Prerefunded*

Assigned to long-term U.S. public finance issues after Fitch assesses refunding escrow.

Publication (Publish)*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Upgrade*

The rating has been raised in the scale.

Reviewed No Action*

The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery Ratings).

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Withdrawals may occur for one or several of the following reasons:

●	Incorrect or insufficient information.

●	Bankruptcy of the rated entity, debt restructuring or default.

●	Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

●	The debt instrument was taken private.

●	Withdrawal of a guarantor rating.

●	An Expected Rating that is no longer expected to convert to a Final Rating.

●	Criteria or policy change.

●	Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

●	Ratings are no longer considered relevant to the agency’s coverage.

●	Commercial reasons.

●	Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

Under Criteria Observation (UCO) does not satisfy Fitch’s minimum annual credit review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Placing a rating on UCO does not affect the level of the rating or its existing Outlook or Watch status. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be considered more appropriate than the UCO to reflect the impact of the new or revised criteria.

The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed

A Criteria Observation Removed rating action will remove UCO status and will be taken where further review has determined that the rating would not change upon application of the new or revised criteria and no other rating action has occurred to previously resolve the UCO.

It is required that UCO be removed through credit rating actions — such as affirm, upgrade or downgrade — being taken in the period six months from the date of placing the rating on UCO. In some situations, the full rating portfolio will not be reviewed within the six month period yet it can be determined based on considering the changes in the new or revised criteria that the ratings will not be impacted. In these situations the Criteria Observation Removed is appropriate. This action does not affect the rating level or the existing Outlook or Watch status. Criteria Observation Removed does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision

Change to an issue’s Recovery Rating

Rating Modifier Actions

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support Ratings related to financial institutions, which are amended only with this action.

Under Review

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be "Revision Rating".

Data Actions

Data Actions refer to actions taken on individual issuers or issues that denote the assignment or change of a rating but do not imply any change in the credit quality of the entity or issue.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added or removed.

Revision IDR

Issuer’s long-term or short-term rating has been converted to an Issuer Default Rating. This action is used in cases where the change does not denote an upgrade or downgrade.

Revision Rating

Rating has been modified for reasons that are not related to credit quality, such as to reflect the introduction of a new rating scale. This action is also used for National Rating changes driven purely by a recalibration of a National Ratings Equivalency Table.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

DBRS

Long-Term Obligations Scale

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB

Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange".

Commercial Paper and Short-Term Debt Rating Scale

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

When the issuer has filed under any applicable bankruptcy, insolvency, or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrsmorninstar.com under Understanding Ratings for more information.

APPENDIX B

Stone Harbor Investment Partners LP

Proxy Voting Policies and Procedures

A.	Statement of Policy

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	General Principles

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

Stone Harbor invests almost exclusively in fixed-income securities and votes a relatively small number of proxies in connection with equities generally received in reorganizations or through warrants. As a result, Stone Harbor has decided not to utilize a proxy voting advisory firm, and generally votes proxies on a case-by-case basis considering the interests of each individual client.

C.	Procedures

1.	Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.	Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts. In certain circumstances, e.g., where the portfolio no longer has an economic interest in the securities at the time of vote, Stone Harbor may abstain or not vote the proxies.

D.	Voting Policy Guidelines

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance/Risk Committee reviews all overrides.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

●	Tenure of the audit firm

●	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

●	Length of the rotation period advocated in the proposal

●	Significant audit-related issues

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

●	Insiders and affiliated outsiders on boards that are not at least majority independent

●	Directors who sit on more than six boards

●	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)

Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote case-by-case on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

●	It is intended for financing purposes, with minimal or no dilution to current shareholders; or

●	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

●	The plan expressly permits repricing without shareholder approval for listed companies; or

●	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

●	Historic trading patterns

●	Rationale for the repricing

●	Value-for-value exchange

●	Option vesting

●	Term of the option

●	Exercise price

●	Participation

Employee Stock Purchase Plans

Vote CASE-BY-CASE on employee stock purchase plans.

Vote FOR employee stock purchase plans where all of the following apply:

●	Purchase price is at least 85 percent of fair market value;

●	Offering period is 27 months or less, and

●	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

●	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

●	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

●	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

●	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	Conflicts of Interest

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

●	Manages the issuer’s pension plan

●	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

●	An executive of the issuer or proponent

●	A director of the issuer or proponent

●	A person who is a candidate to be a director of the issuer

●	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance/Risk Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.	If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance/Risk Committee. The Compliance/Risk Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance/Risk Committee will memorialize the rationale of such vote in writing.

In certain circumstances, e.g., sub-advisory relationships, Stone Harbor may also ask the client for direction in connection with voting proxies that may pose a conflict of interest to Stone Harbor.

E.	Composition of the Compliance/Risk Committee

Refer to the Compliance/Risk Committee Charter.

F.	Record Keeping and Oversight

Stone Harbor’s Corporate Action team shall maintain or have available the following records relating to proxy voting:

●	a copy of each proxy form (as voted);

●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

●	documentation relating to the identification and resolution of conflicts of interest;

●	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

●	a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance/Risk Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	Information Requests

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

Last revised December 2019

PART C.
OTHER INFORMATION

ITEM 28.	EXHIBITS
	(a)		Agreement and Declaration of Trust of the Registrant.[1]
	(b)		By-laws of the Registrant.[1]
	(c)	(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust.[1]
		(2)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the By-laws of the Registrant.[1]
	(d)	(1)	Investment Management Contract dated June 21, 2007 between Stone Harbor Emerging Markets Debt Fund and Stone Harbor Investment Partners LP.[2]
		(2)	Investment Management Contract dated June 21, 2007 between Stone Harbor High Yield Bond Fund and Stone Harbor Investment Partners LP.[2]
		(3)	Investment Management Contract dated May 24, 2012 between Stone Harbor Local Markets Fund and Stone Harbor Investment Partners LP.[3]
		(4)	Investment Management Contract dated October 20, 2010 between Stone Harbor Emerging Markets Corporate Debt Fund and Stone Harbor Investment Partners LP.[4]
		(5)	Investment Management Contract between Stone Harbor Investment Grade Fund and Stone Harbor Investment Partners LP.[6]
		(6)	Investment Management Contract between Stone Harbor Strategic Income Fund and Stone Harbor Investment Partners LP.[6]
		(7)	Investment Management Contract between Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Investment Partners LP.[7]

	(8)	Investment Management Contract between Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor Investment Partners LP.[7]
	(9)	Fee Waiver/Expense Reimbursement Agreement between the Registrant and Stone Harbor Investment Partners LP dated April 22, 2020 (with respect to the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund (filed herewith).
(e)	(1)	Distribution Agreement dated April 16, 2018 between the Registrant and ALPS Distributors, Inc. [10]
	(2)	Form of Dealer Agreement.[2]
(f)		Not Applicable.
(g)	(1)	Master Custodian Agreement dated December 8, 2014 between the Registrant and State Street Bank and Trust Company.[8]
(h)	(1)	Fund Accounting and Administration Agreement dated June 21, 2007, between the Registrant and ALPS Fund Services, Inc.[2]
	(2)	Transfer Agency and Service Agreement dated June 21, 2007 between the Registrant and ALPS Fund Services, Inc.[2]
	(3)	Fund Accounting and Administration Assignment Agreement dated October 19, 2011 between the Registrant and ALPS Fund Services, Inc.[5]
	(4)	Amendment dated April 18, 2018 to Fund Accounting and Administration Agreement dated October 19, 2011 between the Registrant and ALPS Fund Services, Inc.[10]
	(5)	Transfer Agency and Service Agreement Assignment Agreement dated October 19, 2011 between the Registrant and ALPS Fund Services, Inc.[5]
(i)	(1)	Opinion and consent of Ropes & Gray LLP, counsel to the Registrant (with respect to the Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund).[6]

(i)	(2)	Opinion and consent of Ropes & Gray LLP, counsel to the Registrant (with respect to the Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.[7]
(i)	(3)	Opinion and consent of Ropes & Gray LLP, counsel to the Registrant (with respect to the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund).[8]
(j)	(1)	Consent of Independent Registered Public Accounting Firm (filed herewith).
(k)		Not Applicable.
(l)	(1)	Initial Capital Agreement between Stone Harbor Investment Partners LP and Stone Harbor Emerging Markets Debt Fund.[2]
	(2)	Initial Capital Agreement between Stone Harbor Investment Partners LP and Stone Harbor High Yield Bond Fund.[2]
(m)	(1)	Distribution and Services Plan for Stone Harbor Emerging Markets Debt Fund.[2]
	(2)	Distribution and Services Plan for Stone Harbor High Yield Bond Fund.[2]
	(3)	Distribution and Services Plan for Stone Harbor Local Markets Fund.[3]
	(4)	Distribution and Services Plan for Stone Harbor Emerging Markets Corporate Debt Fund.[4]
	(5)	Distribution and Services Plan for Stone Harbor Investment Grade Fund.[6]
	(6)	Distribution and Services Plan for Stone Harbor Strategic Income Fund.[6]

	(7)	Distribution and Services Plan for Stone Harbor Emerging Markets Debt Allocation Fund.[7]
	(8)	Distribution and Services Plan for Stone Harbor Emerging Markets Debt Blend Fund.[7]
(n)		Rule 18f-3 Plan for the Registrant.[2]
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant and Stone Harbor Investment Partners LP revised as of October 2019.[11]
	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Distributors, Inc., a subsidiary of ALPS Holdings, Inc.) revised as of July 1, 2019 (filed herewith).
(q)	(1)	Power of Attorney.[9]

[1]	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2007.

[2]	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on July 20, 2007.

[3]	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on May 28, 2010.

[4]	Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on November 30, 2010.

[5]	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2012.

[6]	Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on May 30, 2013.

[7]	Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on September 5, 2014.

[8]	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2015.

[9]	Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2017.

[10]	Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

[11]	Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is made to Article VII of Registrant’s Agreement and Declaration of Trust which is incorporated by reference to the Registration Statement on Form N-1A filed on March 16, 2007.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption “Management” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Adviser” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the directors and executive officers of Stone Harbor Investment Partners LP is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 138960), as amended through the date hereof, which is incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, RiverNorth Funds, Sierra Total Return Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Frank and Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of ALPS Distributors, Inc. (the Funds’ Distributor), located at 1290 Broadway, Suite 1000, Denver, CO 80203, ALPS Fund Services, Inc. (the Funds’ Transfer Agent and Administrator), located at 1290 Broadway, Suite 1000, Denver, CO 80203, and/or State Street Bank and Trust Company (the Funds’ Custodian), located at 225 Franklin Street, Boston, MA, 02171.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Stone Harbor Investment Funds (the “Trust”), together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and non individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant, Stone Harbor Investment Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 39 under the Securities Act and Amendment No. 41 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 28th day of September, 2020.

STONE HARBOR INVESTMENT FUNDS (Registrant)

By:	/s/ Peter J. Wilby
Peter J. Wilby President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of September, 2019.

SIGNATURE	TITLE	DATE

/s/ Peter J. Wilby	President and Trustee	September 28, 2020

/s/ Thomas M. Reynolds	Principal Financial and Accounting Officer	September 28, 2020

/s/ Alan Brott*	Trustee	September 28, 2020

/s/ Heath B. McLendon*	Trustee	September 28, 2020

/s/ Patrick Sheehan*	Trustee	September 28, 2020

/s/ Glenn Marchak*	Trustee	September 28, 2020

/s/ Bruce Speca*	Trustee	September 28, 2020

* By: /s/ Adam J. Shapiro
Attorney-In-Fact September 28, 2020

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
(d)(9)	Fee Waiver/Expense Reimbursement Agreement between the Registrant and Stone Harbor Investment Partners LP dated April 22, 2020 (with respect to the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund).
(j)(1)	Consent of Independent Registered Public Accounting Firm.
(p)(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Distributors, Inc., a subsidiary of ALPS Holdings, Inc.) revised as of July 1, 2019.